UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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UNIVAR Solutions INC.

(Name of Registrant as Specified In Its Charter)

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Univar Solutions

2023 ANNUAL MEETING NOTICE & PROXY STATEMENT

Growing Together

The Future of Chemical and Ingredient Distribution
Univar Solutions
In emergency contact:
0330 222 1618
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UnivarSolutions Annual meeting notice & proxy statement 2023 growing together

A Message from Our

President and CEO

Dear Fellow Stockholders:

Music is an amazing feat.  There are only eight notes and yet – think of the wide array of genres that exist, much of which are the result of subtle timing differences.  Given the inherent constraints, one can’t help but wonder how it is possible to discern good music from great.  After all, it’s only eight notes – how much gradation can there really be?  When asked what distinguishes truly great Jazz music, Miles Davis famously said, “It's not the notes you play, it's the notes you don't play.”  A sentiment so poignant it was quoted by Lisa Simpson of “The Simpsons” tv show.  Don’t be fooled by her age or cartoonish nature – her percipience is widely acknowledged!

With that in mind, my thoughts turn to the year that was 2022.  Some of our notes were the ones that you don’t know about – because they weren’t played.  Indeed, sometimes success is about choosing the right things not to pursue.  The projects we didn’t pursue.  The risks we decided weren’t worth it.  Such are the decisions leaders make, and that you, our shareholders, entrust in us.  You want us to succeed, and you want us to not fail.  Our approximately 9,700 employees work hard every day to do both.  Although we can speculate and second-guess, we’ll never really know what would have unfolded if we had made different choices.  All we can do is reflect on the choices that were made, the results they produced, and how they inform the choices we will make in the future.

As for the notes we did play, we think we played them quite well.  Indeed, 2022 was a year of records.  We generated a record amount of net income –$545 million.  We also achieved record net cash from operating activities and Net Promoter Score (“NPS”) performance in our USA and Canada segments.  And perhaps most importantly, 2022 was our safest year on record as evidenced by our Total Case Incident Rate performance of 0.33.

This past year was the year we finished our Enterprise Resource Planning implementation in the Americas – an accomplishment that was set in motion years ago when we made the choice to acquire Nexeo Solutions and migrate the Univar business onto the Nexeo platform to create a foundation for future growth, advancement, and efficiencies.  Indeed, we believe that the good music we are making today, measured in any number of ways, flows from some of the notes we decided to play years ago.

And I couldn’t finish talking about the year if I didn’t tell you how proud we are to have been chosen for Newsweek's America's Most Responsible Companies list for a second consecutive year. In 2022 we were ranked 93 out of a total list of the top 500, putting us in the top quartile.  Recognition such as this does not come from a few of us, it is the result of all of us working hard every day to make our Company one with which we and you can be proudly associated.

In 2023 and beyond we expect to continue making great music – whether it’s the notes we play or don’t play.  We invite you to continue listening along with us.

Sincerely,

David C. Jukes,

President and Chief Executive Officer

A Message from Our

Board Chair

To our Stockholders,

Over the last several years, generally speaking company governance has become increasingly complex.  In many ways, there are higher expectations from more stakeholders in relation to more issues.  Against this backdrop we find ourselves in an uncertain economic environment and an increasingly tense geopolitical landscape.  The push for transparency has never been greater, but simultaneously the concern for data privacy has never been higher.  Although the challenges are many, so too are the opportunities to deliver a meaningful impact for stockholders, employees, business partners and all of the other stakeholders we serve.

With these challenges on the forefront, it is as important as ever to have a strong, well-functioning Board of Directors with a mix of people, skills, and experiences who are together something that is greater than the sum of its parts.  I am proud to say that is true of the Univar Solutions Board of Directors – a Board I have the great privilege of working with and leading.

Looking back at 2022, we are pleased with how the Company executed against its strategy, delivered strong results, and fulfilled its purpose to help keep our communities healthy, fed, clean, and safe.  And for you, our stockholders, we are pleased with our return of capital to you in the form of over $400 million in share repurchases.

Looking ahead to 2023, we seek to continue this momentum and leverage opportunities to capture organic and inorganic growth, and deliver stockholder returns, all while fulfilling our purpose and Growing Together.

Finally, I can’t help but note that for the past 16 years, the Board has been enhanced by the presence of Richard (Rick) Fox.  As he segues into his retirement from the Board, I know I speak for all of us when I say how much we will miss his keen financial expertise, his insights, his attention to detail, and his wisdom.

Thank you for your support.

Sincerely,

Christopher D. Pappas,

Chair of the Board

2022 ESG Highlights

2022 was another significant year in delivering on our ambitious Environmental, Social and Governance (“ESG”) goals and fulfilling our purpose to help keep our communities healthy, fed, clean and safe. By implementing our action plans, we have continued to deliver on the ESG issues we believe to be most germane to our activities and our stakeholders, while building a strong foundation to grow our business.

In 2022, we publicly confirmed the achievement of all of our global sustainability goals set through 2021, which ran until the end of 2021. As such, 2022 was an opportunity to take stock in what we have been able to achieve, while refocusing on our next-generation ESG goals to 2025 and beyond. Highlights on this progress and our broader ESG activities are included below:

1 Data for goal refers to performance as of December 31, 2021, due to data not being verified for 2022 calendar year at time of publication.

Notice of Annual Meeting of Stockholders

To be Held MAY 4, 2023

To the Stockholders of Univar Solutions Inc.:

The Annual Meeting of Stockholders (the “Annual Meeting”) of Univar Solutions Inc. (“Univar Solutions” or the “Company”) will be held on Thursday, May 4, 2023, at 8:30 a.m. Central Time, in a virtual-only format, for the following purposes (which are more fully explained in this Proxy Statement):

(i)	elect the directors named in this Proxy Statement for a one-year term;
(ii)	approve, on a non-binding advisory basis, the compensation of the Company’s named executive officers described in this Proxy Statement;
(iii)	ratify the Audit Committee’s selection of Ernst & Young LLP (“Ernst & Young”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023; and
(iv)	transact any other business properly brought before the meeting.

Over the last three years we have found that the virtual meeting format enables strong stockholder engagement similar to the traditional in-person format. As such, given that a virtual meeting (i) enables stockholders to attend and participate from any location around the world, (ii) provides cost savings to the Company and our stockholders, and (iii) reduces the environmental impact of the meeting, we have decided to continue with this practice and hold the Annual Meeting in a virtual meeting format only.

The Notice of Annual Meeting of Stockholders and Proxy Statement contains details about the business to be conducted at the meeting. You may also read the Notice of Annual Meeting of Stockholders and Proxy Statement on Univar Solutions’ website at https://investors.univarsolutions.com or at www.proxypush.com/UNVR.

Only stockholders of record and beneficial owners of shares of our common stock as of the close of business on March 7, 2023, may attend and participate in the Annual Meeting. To ensure that your shares are represented at the meeting, the Board of Directors of the Company (the “Board”) urges you to vote your shares by proxy, telephone or Internet. To participate in the Annual Meeting, you must register using the control number found on your proxy card, voting instruction form or notice you previously received (“control number”), at www.proxydocs.com/UNVR. If you are a beneficial owner of shares held in the name of a broker, bank or other nominee, you will also need to provide the registered name on your account and the name of your broker, bank or other nominee as part of the registration process. Upon completing your registration, you will receive further instructions by email, including unique links that will allow you to access the Annual Meeting and vote online during the Annual Meeting, as well as to submit questions prior to and during the Annual Meeting. If you plan to attend the Annual Meeting, we encourage you to register for the meeting and access the virtual platform prior to the start time of the meeting to allow time to log in and test your device’s audio system. You may begin to log into the virtual platform beginning at 8:15 a.m. Central Time on May 4, 2023. Information on how to obtain access to the list of stockholders of record entitled to vote at the 2023 Annual Meeting during the 10 days before the meeting is available by contacting the Company’s Secretary at 3075 Highland Parkway, Suite 200, Downers Grove, Illinois 60515.

Proxy materials or a Notice of Internet Availability of Proxy Materials (the “Notice”) are being first released or mailed to stockholders on March 22, 2023. In accordance with rules and regulations adopted by the U.S. Securities and Exchange Commission (the “SEC”), the Company may furnish proxy materials by providing Internet access to those documents, instead of mailing a printed copy of the Company’s proxy materials to each stockholder of record. The Notice contains instructions on how to access our proxy materials and vote online, or alternatively, request a paper copy of the proxy materials and a proxy card. This Notice of Annual Meeting, the Company’s 2022 Annual Report and this Proxy Statement were posted in an easily readable and printable format on the Company’s website at https://investors.univarsolutions.com, on or about March 22, 2023.

By Order of the Board of Directors of Univar Solutions Inc.,

Noelle J. Perkins,

Senior Vice President, General Counsel and Secretary, Chief Risk Officer

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

FOR THE STOCKHOLDER MEETING TO BE HELD ON MAY 4, 2023.

The Notice of Annual Meeting, Proxy Statement and Annual Report on Form 10-K for the year ended December 31, 2022, are available at https://investors.univarsolutions.com or at www.proxypush.com/UNVR. The Notice of Annual Meeting of Stockholders, this Proxy Statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2022, are being mailed to, or can be accessed online by, stockholders on or about March 22, 2023.

Table of Contents

Proxy Statement Summary	2	Executive Officers	36

Proposal 1: Election of Directors	3	Executive Compensation	38

Proposal 2: Non-Binding Advisory Vote to Approve the	18	Compensation Discussion and Analysis	39
Compensation of the Company’s Named Executive		Compensation Committee Report	54
Officers		Executive Compensation Tables	56
		Pay Ratio Disclosure	64
Proposal 3: Ratification of Independent	19	Pay Versus Performance	66
Registered Public Accounting Firm
		General Information About the Annual Meeting	70
Governance of the Company	21
		Additional Information	74
Stock Ownership Information	32
		Focus Areas
Audit Committee Report	34
		Board Stock Ownership Requirements	17
		Board Involvement in Risk Oversight	22
		Committee Composition	23
		Mandatory Retirement Policy	26
		Stockholder Engagement	28
		Equity Ownership of Officers and Directors	32
		CD&A Executive Summary	39
		2022 Executive Compensation Peer Group	43
		Senior Executive Stock Ownership Requirements	44
		NEO Base Salary	47
		NEO Annual Cash Incentives	47
		2022 Long-Term Incentive Plan Design	51
		Pay Versus Performance	66

Forward-Looking Statements

This Proxy Statement contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include any statements that are not statements of historical fact, including statements regarding our ESG plans and goals. The inclusion of any such statements regarding our ESG plans and goals is not an indication that these contents are necessarily material to investors or required to be disclosed in the Company’s filings with the SEC. Forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from the expectations expressed, including the risks and uncertainties described in our filings with the SEC, including specifically the Risk Factors described in our annual report on Form 10-K. You should not place undue reliance on forward-looking statements. We undertake no obligation to update any forward-looking statements.  In addition, historical, current, and forward-looking sustainability-related statements may be based on standards for measuring progress that are still developing, internal controls and processes that continue to evolve, and assumptions that are subject to change in the future.

Proxy Statement Summary

Below is a summary of certain information set forth in this Proxy Statement. As it is only a summary, please refer to the complete Proxy Statement and Univar Solutions’ 2022 Annual Report before you vote. Your vote is important.

Annual Meeting Information

Meeting Date	Thursday, May 4, 2023	Meeting Time	8:30 a.m. (Central Time)
Meeting Place	Virtual meeting: www.proxydocs.com/UNVR	Record Date	March 7, 2023

Voting Instructions for Registered Stockholders

Via the Internet	Telephone—U.S. or Canada	Mail
www.proxypush.com/UNVR By following the instructions on the notice or proxy card	By calling 1-866-895-6933	By completing, signing and returning the proxy card in the postage-paid envelope provided

Stockholders holding through a broker, bank or other nominee should please follow the directions from their broker, bank or other nominee.

Agenda for the Annual Meeting and Voting Recommendation

Proposal	Board’s Recommendation
Election of 10 directors, each to serve a term of one year	FOR
Non-binding advisory vote to approve the compensation of the Company’s named executive officers	FOR
Ratification of Ernst & Young as the Company’s independent registered public accounting firm for 2023	FOR

2

Proposal 1: Election of Directors

(Item 1 on the Proxy Card)

Who are this year’s nominees?

The Board currently consists of 11 members. See “What is the composition of the Board and how often are members elected?” In accordance with the director retirement policy included in the Company’s Corporate Governance Guidelines (the “Guidelines”), Mr. Fox is retiring from the Board and is not standing for re-election at the Annual Meeting. As a result, effective upon the expiration of Mr. Fox’s term, the Board intends to reduce its size to 10 directors. On the recommendation of the Governance & Corporate Responsibility Committee, the Board has nominated all of the current directors other than Mr. Fox to serve as directors and hold office until the 2024 Annual Meeting or, if earlier, until their respective successors have been duly elected and qualified:

•	Ms. Joan A. Braca
•	Mr. Mark J. Byrne
•	Mr. Daniel P. Doheny
•	Ms. Rhonda Germany
•	Mr. David C. Jukes
•	Mr. Varun Laroyia
•	Mr. Stephen D. Newlin
•	Mr. Christopher D. Pappas
•	Mr. Kerry J. Preete
•	Mr. Robert L. Wood

Each nominee was previously elected at the 2022 Annual Meeting. If all nominees are elected, the Board will consist of 10 individuals.

There are no family relationships among any of the director nominees and executive officers of the Company. See “What relationships and policies does the Company have with respect to transactions with related persons?”

The Board recommends that you vote “FOR” the election of these nominees.

| ANNUAL MEETING NOTICE AND PROXY STATEMENT 2023 |	3

Proposal 1: Election of Directors

Skills, Qualifications and Demographic Backgrounds of Our Director Nominees

Individually and in the aggregate, our director nominees possess a balance of strategic skills, professional experiences and diverse perspectives. The skills matrix below (“Skills Matrix”) summarizes the key skills, experiences and background of each of our director nominees that are most relevant to their board service. In evaluating potential director candidates, the Governance & Corporate Responsibility Committee considers the Skills Matrix and any additional characteristics that it believes one or more directors should possess based on the composition of the Board at that time.

4

Proposal 1: Election of Directors

Governance Highlights

The Board is committed to governance practices that align with current and emerging best practices. Highlights of the Company’s key governance practices are included below:

| ANNUAL MEETING NOTICE AND PROXY STATEMENT 2023 |	5

Proposal 1: Election of Directors

Biographies of Our Director Nominees

Ms. Joan A. Braca Age: 50 Director Since: 2018 Committees Served: • Compensation • Governance & Corporate Responsibility

Experience

•Former CEO, Clean Air Sector, Johnson Matthey, a global sustainable technologies company, (August 2019–December 2021)

•President, Specialty Food Ingredients (2014–2019); Head of Asia Pacific division (2012–2014), Tate & Lyle PLC

•Spent 18 years in various positions of increasing responsibility, in the United States, Europe and Asia, with Dow Chemical and the Rohm and Haas Company

Qualifications

•Industry Experience – gained during her more than 25-year career in the distribution and chemical/ ingredient field while at Tate & Lyle, Dow Chemical, and Rohm and Hass

•B2B Sales / Marketing Experience – obtained while serving in leadership positions at Johnson Matthey, Tate & Lyle, Dow Chemical and Rohm and Haas Company

•Inorganic Growth Expertise – developed during her 10+ years in general executive management

•Global Experience – gained from working in several countries including the United Kingdom, Singapore, China, Sweden and the United States

•Information Technology Experience-is NACD certified in Cyber oversight

•Ms. Braca also brings Corporate Governance Experience, Human Capital Management Expertise, Supply Chain Experience, and Environmental Stewardship Knowledge to the Board

Education

•BS, Mechanical Engineering, Lehigh University

•MBA, Finance, Temple University

Other Boards

•Italmatch Chemicals S.p.A (private)

•Elo Life Systems (private)

6

Proposal 1: Election of Directors

Mr. Mark J. Byrne Age: 66 Director Since: 2014 Committees Served: • Compensation • Governance & Corporate Responsibility

Experience

•Operating Partner, Endurance Partners (2021–present)

•Consultant (2015); Chairman of Commodities (February 2014–January 2015); Executive Chairman, Univar Basic Chemical Solutions (BCS) (February 2013–January 2014); Chief Operating Officer (December 2010–September 2011), Univar

•President and Chief Executive Officer, Basic Chemical Solutions (BCS), a company he cofounded and under his leadership, grew to become a company with global operations and nearly $900 million in 2009 sales revenue (1995–2010 when acquired by Univar)

•Began his career in 1980 at AlliedSignal (now Honeywell) where he held roles in several functional areas, culminating as President of AlliedSignal’s Fluorine Products Division

Qualifications

•Industry Experience – gained during his 35-year career in the chemical distribution and basic chemicals markets

•B2B Sales/ Marketing Experience – obtained while serving in leadership positions at the Company, BCS and AlliedSignal

•Inorganic Growth Experience – developed as the Co-Founder and leader of BCS, which was acquired by the Company in 2010

•Supply Chain Experience – gained while leading chemical distribution companies that are highly dependent on their supply chain

•Mr. Byrne also brings Financial Expertise, Global Experience, and Human Capital Management Expertise to the Board.

Education

•BA, Economics and Finance, Fairleigh Dickinson University

•MBA, Fairleigh Dickenson University

Other Boards

•Arrowhead Investment Management, Inc. Advisory Board (private)

•V Global Holdings LLC Board of Managers (private)

•Westwood Professional Services, Inc. (private)

| ANNUAL MEETING NOTICE AND PROXY STATEMENT 2023 |	7

Proposal 1: Election of Directors

Mr. Daniel P. Doheny Age: 60 Director Since: 2016 Committees Served: • Audit (Chair) • Governance & Corporate Responsibility

Experience

•Spent 19 years at Reyes Holdings, LLC, one of the largest privately held companies in the United States (2000–2019); Executive Chairman of Reyes’ Great Lakes Coca-Cola distribution business (2014–2019); EVP and Chief Financial Officer, where he played a key role in strategy development, information technology and human resources, as well as being responsible for all financial aspects of the business (2000–2014)

•Spent more than 16 years with KPMG LLP, a global accounting firm, including six years as an audit partner; founder of the KPMG Audit Committee Institute, advising public boards of directors around the world

Qualifications

•Financial Expertise – developed during his more than 32 years in financial leadership including his 14 years as EVP and Chief Financial Officer of Reyes Holdings, where he was responsible for all financial aspects of the business, including financing, internal controls and reporting, capital investments, and budgeting

•Human Capital Management Expertise – developed during his years as EVP and CFO of Reyes Holdings, where he played a key role in human resources

•Inorganic Growth Experience – gained while CFO of Reyes with responsibility for all acquisitions and as Executive Chairman of Reyes’ Great Lakes Coca-Cola distribution business, where he successfully led the company’s acquisitions and integration of the distribution of Coca-Cola products

•Supply Chain Experience – obtained during his 19 years at Reyes Holdings, a global leader in the production and distribution of food and beverage products

•Mr. Doheny also brings B2B Sales/ Marketing Experience, Global Experience, Industry Experience, and Information Technology Experience to the Board

Education

•BA, Accounting, University of Illinois

•Certified Public Accountant

Other Boards

•The Augustine Institute (private)

8

Proposal 1: Election of Directors

Ms. Rhonda Germany Age: 66 Director Since: 2017 Committees Served: • Audit • Governance & Corporate Responsibility (Chair)

Experience

•Corporate Vice President, Chief Strategy & Marketing Officer, Honeywell, an American advanced technology company (2002–2017)

•Served in various positions with Booz Allen Hamilton, a consulting firm, including Vice President, Partner and board member (1988–2002)

•Held management roles with Chem Systems Inc. and Union Carbide

Qualifications

•B2B Sales/ Marketing Experience – gained during her 15 years serving as Corporate Vice President, Chief Strategy & Marketing Officer at Honeywell

•Inorganic Growth Experience – obtained in her most recent position, where she was responsible for developing and driving Honeywell’s growth strategies worldwide and leading the company’s annual strategic planning process

•Global Experience – gained in her years at both Booz Allen Hamilton and Honeywell

•Environmental Stewardship Knowledge – obtained through self-study and attending several seminars and webinars in this area

•Ms. Germany also brings Corporate Governance Experience, Digital Knowledge, Financial Expertise, Human Capital Management Expertise, Industry Experience, and Information Technology Experience to the Board

Education

•BS, Chemical Engineering, University of Michigan

•MBA, University of Connecticut

Other Boards

•Hypertherm Corporation (private)

•Zapata Computing, Inc. (private)

Formerly

•Integra Lifesciences Holdings Corporation and Aegion Corporation

| ANNUAL MEETING NOTICE AND PROXY STATEMENT 2023 |	9

Proposal 1: Election of Directors

Mr. David C. Jukes Age: 63 Director Since: 2018 Committees Served: None

Experience

•President and Chief Executive Officer, Univar (May 2018–present); President and Chief Operating Officer (May 2017–May 2018); Executive Vice President and President of Univar USA positions (June 2016–May 2017); President of Latin America (LATAM) (September 2015–May 2017); President of Univar EMEA (2011–2016); joined Univar in 2002

•Senior Vice President of Global Sales, Marketing and Industry Relations, Omnexus, a plastics industry consortium e-commerce platform (2000–2002)

•Several roles at Ellis & Everard, a chemical distribution company in the UK, ultimately becoming vice president of corporate development for their polymers division (1991–2000)

Qualifications

•Global Experience – obtained through his various roles at Univar overseeing operations in Latin America, EMEA and the United States, as well as during his nine years at UK-based Ellis & Everard

•Digital Knowledge – developed while in a senior role at Omnexus, an e-commerce platform

•B2B Sales/ Marketing Experience – gained as Senior Vice President of Global Sales, Marketing and Industry Relations at Omnexus

•Inorganic Growth Experience – obtained over his 40-year career in the chemical distribution industry with a distinguished background of achievements with a strategic growth mindset and proven commercial track record

•Mr. Jukes also brings Corporate Governance Experience, Financial Expertise, Human Capital Management Expertise, Industry Experience, and Information Technology Experience to the Board

Education

•London School of Business

Other Boards

•DCC plc (publicly traded in the UK)

10

Proposal 1: Election of Directors

Mr. Varun Laroyia Age: 51 Director Since: 2022 Committees Served: Audit

Experience

•Chief Executive Officer and Managing Director, LKQ Europe (2022 – present); Executive Vice President and Chief Financial Officer (2017–2022), LKQ Corporation, a leading provider of alternative and specialty parts for automobiles and other vehicles

•Chief Financial Officer, CBRE’s Global Workplace Solutions business (“GWS”), the global market leader in Facilities Management, following CBRE’s acquisition of the GWS business from Johnson Controls Inc. (“JCI”) (2015–2017); Chief Financial Officer and Vice President of Information Technology, GWS when it was owned by JCI (2013–2015)

•Held various positions at JCI, including Group Vice President of Global Audit and Chief Financial Officer for its Building Efficiency business across Europe and Africa (2006–2013)

Qualifications

•Financial Expertise – acquired during his roles as Chief Financial Officer at LKQ, a global public company, where he led all of their financial activities, including tax, treasury, audit and investor relations

•Global Experience – gained from leadership roles overseeing the financial management of operations in the U.S. and across Europe and Africa; as well as his current position as CEO of LKQ’s European operations

•Industry Experience – obtained during his many years in the industrial distribution, commercial real estate, automotive and technology sectors

•Inorganic Growth Experience – gained during his more than 15 years serving in the role of CFO, including during CBRE’s acquisition of the GWS business from Johnson Controls

•Mr. Laroyia also brings B2B Sales/ Marketing Experience, Human Capital Management Expertise, Information Technology Experience, and Supply Chain Experience to the Board

Education

•BS, Shri Ram College of Commerce, University of Delhi

•MS, Business Administration from Cardiff Business School, University of Wales

•UK Qualified Chartered Accountant

Other Boards

•Discovery World in Milwaukee (private)

| ANNUAL MEETING NOTICE AND PROXY STATEMENT 2023 |	11

Proposal 1: Election of Directors

Mr. Stephen D. Newlin Age: 70 Director Since: 2014 Committees Served: None

Experience

•Chair, Univar (2016–2020); President and Chief Executive Officer (2016–2018)

•Executive Chairman (2014–2016), Chairman, President and Chief Executive Officer (2006–2014), PolyOne Corporation

•President, Industrial Sector, Ecolab, Inc. (2003–2006)

•Spent 24 years at Nalco Chemical Company in positions of increasing responsibility, including President and Director (1998–2001), President, Chief Operating Officer, and Vice Chairman (2000–2001)

•Served as a commissioned officer in the U.S. Public Health Service, earning an accelerated promotion

Qualifications

•Industry Experience – gained in his over 40-year career in the chemical sector, much of which was spent in positions of leadership and responsibility

•Global Experience – obtained during his lengthy time overseeing the distribution and management of global strategic operations

•Inorganic Growth Experience – gained as a result of his global executive management responsibilities that included substantial inorganic growth strategy planning and execution

•B2B Sales/Marketing Experience – obtained while leading Univar, PolyOne, Ecolab and Nalco

•Mr. Newlin also brings Corporate Governance Experience, Financial Expertise, Human Capital Management Expertise, Supply Chain Experience and Environmental Stewardship Knowledge to the Board

Education

•BS, Civil Engineering and an honorary doctorate in public service, South Dakota School of Mines & Technology

•Completed the Tuck Executive Program at Dartmouth College and the Harvard Business School’s Advanced Management Program

Other Boards

•Oshkosh Corporation, Chairman

•Advisory Board for Pritzker Private Capital (private)

•Aurorium (Formerly Vertellus Holdings LLC)  (private)

Formerly

•The Chemours Company, Valspar, Black Hills Corporation, PolyOne, Nalco and Hexion Holdings Corporation

12

Proposal 1: Election of Directors

Mr. Christopher D. Pappas Age: 67 Director Since: 2015 Chair of the Board Committees Served: None

Experience

•Chief Executive Officer, Trinseo, a leading global materials company (2010 until his retirement in 2019)

•President and Chief Executive Officer (May 2009–November 2009), NOVA Chemicals Corporation, a developer and manufacturer of chemicals, plastic resins, and end-products; President and Chief Operations Officer (October 2006–April 2009); Senior Vice President and President of Styrenics (July 2000–September 2006)

Qualifications

•Industry Experience – obtained during his 20-year career in the chemical and materials sector

•Global Experience – gained leading Trinseo, a global materials company, for almost a decade

•Financial Expertise – obtained while serving as President and CEO of Trinseo and previously as President and CEO of NOVA Chemicals

•Human Capital Management Expertise – obtained while serving as President and CEO of Trinseo and previously as President and CEO of NOVA Chemicals

•Mr. Pappas also brings Corporate Governance Experience, Inorganic Growth Experience, and Environmental Stewardship Knowledge to the Board

Education

•BS, Civil Engineering, The Georgia Institute of Technology

•MBA, The Wharton School of Business at The University of Pennsylvania

Other Boards

•Innovative Chemical Products Group (private)

•IPS Corporation (private)

•Hexion Corporation (private)

Formerly

•Trinseo S.A., Methanex Corp., NOVA Chemicals Corporation, Allegheny Energy, Inc and FirstEnergy Corporation

| ANNUAL MEETING NOTICE AND PROXY STATEMENT 2023 |	13

Proposal 1: Election of Directors

Mr. Kerry J. Preete Age: 62 Director Since: 2018 Committees Served: • Audit • Compensation

Experience

•Executive Vice President and Chief Strategy Officer (2010–2019), Monsanto Company, an American agrochemical and agricultural biotechnology company, spent over 30 years in roles of increasing responsibility, including President of the Global Crop Protection Chemicals business and Executive Leader of the U.S. markets businesses

Qualifications

•B2B Sales/ Marketing Experience – gained during his over 30 years at Monsanto

•Inorganic Growth Experience – gained in his most current role where he was responsible for recognizing and pursuing strategic growth opportunities

•Corporate Governance Experience – obtained serving on multiple public boards

•Information Technology Experience- gained during his time as CSO for Monsanto where he had oversight of IT (including cyber security) inclusive of setting cyber strategy and resourcing

•Mr. Preete also brings Digital Knowledge, Financial Expertise, Global Experience, Human Capital Management Expertise, and Environmental Stewardship Knowledge to the Board

Education

•BCom, University of Saskatchewan

•MBA, Washington University in St. Louis

Other Boards

•Corteva, Inc.

•Avient Corporation

14

Proposal 1: Election of Directors

Mr. Robert L. Wood Age: 68 Director Since: 2016 Committees Served: • Audit • Compensation (Chair)

Experience

•Partner/Senior Advisor, The McChrystal Group, a consulting firm specializing in leadership development for business organization (2019 – present)

•Chairman, President and CEO, Chemtura Corporation, global specialty chemicals company listed on the New York Stock Exchange and Euronext Paris (2004–2008)

•Spent 27 years in a variety of sales, marketing and management roles within the Dow Chemical organization and ultimately became the Business Group President of the Thermosets and Dow Automotive Group, where he was named to Dow’s Corporate Operating Board, which was charged with setting corporate strategy and establishing corporate policies; Global Vice President of Polyurethanes and Global Vice President of Engineered Plastics

Qualifications

•Industry Experience- gained over his more than 30 years in the chemical sector

•B2B Sales/ Marketing Experience – obtained during his roles in sales and marketing at Dow Chemical

•Corporate Governance Experience – obtained during his service as CEO of Chemtura and as director on numerous public boards

•Human Capital Management Expertise – obtained during his service as CEO of Chemtura

•Mr. Wood also brings Financial Expertise, Global Experience, Inorganic Growth Experience, and Environmental Stewardship Knowledge to the board

Education

•BA, University of Michigan

Other Boards

•Linde plc

•MRC Global Inc.

Formerly

•Praxair, Inc.

•Jarden Corporation

•Member of the United States Olympic and Paralympic Committee

| ANNUAL MEETING NOTICE AND PROXY STATEMENT 2023 |	15

Proposal 1: Election of Directors

What if a nominee is unwilling or unable to serve?

That is not expected to occur. If it does, proxies will be voted for a substitute nominated by the Board.

Compensation of Directors

Non-employee directors receive compensation for Board service, which is designed to fairly and competitively compensate them for their Board responsibilities and align their interests with the long-term interests of stockholders. The Compensation Committee has the primary responsibility to review and consider any revisions to directors’ compensation. With the assistance of the Company’s external compensation advisor, the Compensation Committee reviews the competitiveness of directors’ compensation compared to peer companies. Based on this review and the expanded scope of each of the Board committees, the chair retainer for each Committee was increased for 2022 by $5,000 to: $25,000 for the Audit Committee Chair Retainer and $20,000 for each of the Compensation Committee Chair Retainer and the Governance & Corporate Responsibility Committee Chair Retainer.

During fiscal year 2022, non-employee directors were entitled to the following compensation:

Annual Cash Retainer(1)(3)	$100,000.00
Annual Equity Award(2)(3)	$140,000.00
Board Chair Retainer(4)	$150,000.00
Audit Committee Chair Retainer(4)	$25,000.00
Compensation Committee Chair Retainer(4)	$20,000.00
Governance & Corporate Responsibility Committee Chair Retainer(4)	$20,000.00

(1)	Directors may also elect to convert all or a portion of their Annual Cash Retainers into unrestricted shares of common stock.
(2)

Restricted stock is granted annually on the date of the Company’s Annual Meeting of Stockholders. Unless otherwise determined by the Compensation Committee, these awards vest on the first anniversary of the grant date.

(3)

Directors may elect to defer their annual cash retainer and/or the annual equity award to deferred share units that are settled upon the earlier of (i) termination of service or (ii) a change in control.

(4)	The Board and Committee Chair Retainers are in addition to the Annual Cash Retainer.

The above fees assume service for a full year. Directors who serve for less than the full year are entitled to receive a pro-rated portion of the applicable retainer. The Company does not pay meeting fees but does pay for or reimburse directors for reasonable travel expenses related to attending Board, Committee and Company business meetings.

Fiscal Year 2022 Director Compensation

The following table shows information concerning the compensation in fiscal year 2022 for non-employee directors:

Name	Fees Earned or Paid in Cash(1) $	Stock Awards(2) $	Change in Pension Value and Nonqualified Deferred Compensation Earnings $		All Other Compensation $		Total $

Joan Braca(3)	100,000	140,011	-		-		240,011
Mark J. Byrne(4)	100,000	140,011	-		5,970	(4)	245,981
Daniel P. Doheny	122,500	140,011	-		-		262,511
Richard P. Fox(5)	100,000	140,011	0	(5)	-		240,011
Rhonda Germany(3)	117,500	140,011	-		-		257,511
Varun Laroyia(3)	100,000	140,011	-		-		240,011
Stephen D. Newlin(3)	100,000	140,011	-		-		240,011
Christopher D. Pappas	250,000	140,011	-		-		390,011
Kerry J. Preete(3)	100,000	140,011	-		-		240,011
Robert L. Wood(3)	117,500	140,011	-		-		257,511

(1)	Represents the director retainer fees earned in 2022.

16

Proposal 1: Election of Directors

(2)	The amounts in this column represent the grant date fair value of restricted stock awarded (rounded up to the nearest full share) for the annual director retainer grant.
(3)

Messrs. Laroyia, Newlin, Preete, and Wood and Mmes. Braca and Germany elected to defer their annual equity award to deferred share units that are settled upon the earlier of (i) termination of service or (ii) a change in control.

(4)

Mr. Byrne was also an employee of the Company through January 31, 2015. As part of his termination arrangement from the Company, Mr. Byrne participates in the active employee medical insurance programs; the annual cost of employer contributions for this insurance is $5,970. Mr. Byrne elected to receive his annual cash retainer in shares of the Company’s common stock.

(5)

Mr. Fox’s defined benefit decreased by $172,001 to a total present value of $579,382 as of December 31, 2022. These values are based on Mr. Fox’s defined benefit pension plan arrangement, which guarantees a frozen monthly benefit of $6,815 to Mr. Fox from the age of 80 until his death, and thereafter to a surviving spouse. If Mr. Fox does not reach age 80, then no benefit will be paid. Mr. Fox may retire at any time and be eligible for this benefit. The change in present value is due to an increase in the discount rate from 2.83% as of December 31, 2021, to 5.44% as of December 31, 2022, as well as an increase due to passage of time.

The following table shows the number of shares of our common stock subject to outstanding restricted stock (“RS”), deferred stock units (“DSUs”), and stock options that each of our non-employee directors held as of December 31, 2022:

Name	Aggregate Number of Shares Subject to RS	Aggregate Number of Shares Subject to DSUs	Aggregate Number of Shares Subject to Stock Options

Joan A. Braca	—	29,950
Mark J. Byrne	4,630	—	49,393
Daniel P. Doheny	4,630	—	—
Richard P. Fox	4,630	—	—
Rhonda Germany	—	28,886	—
Varun Laroyia	—	4,630	—
Stephen D. Newlin	—	10,394	471,210
Christopher D. Pappas	4,630	8,933	—
Kerry J. Preete	—	28,886	—
Robert L. Wood	—	28,886	—

The Company believes that it is in the best interest of the Company and its stockholders to align the financial interests of its directors and senior executive officers with those of stockholders. The Company has stock ownership requirements to ensure that the compensation for directors and officers aligns with the performance of the Company and its stockholder value. Non-employee directors are expected to own a number of shares of the Company’s common stock having a value equal to five times the annual cash retainer payable to such non-employee director (inclusive of any additional amounts payable with respect to service as a Board or Committee Chair). In general, non-employee directors have five years from joining the Board to establish this level of ownership. The following forms of equity are counted in determining compliance with this policy:

•	Shares of the Company’s common stock owned outright or beneficially;
•	Restricted stock or restricted stock units even while unvested; and
•	Deferred share units even while unvested.

As of the date of this Proxy Statement, all non-employee directors have met or exceeded these stockholding requirements or are within their attainment period.

The Company has entered into indemnification agreements with each of its directors. Under those agreements, the Company agrees to indemnify each of these individuals against claims arising out of events or occurrences related to that individual’s service, as legally permitted. The Company also maintains Director and Officer Liability Insurance that benefits the directors.

| ANNUAL MEETING NOTICE AND PROXY STATEMENT 2023 |	17

Proposal 2: Non-Binding Advisory Vote to Approve the Compensation of the Company’s Named Executive Officers

(Item 2 on the Proxy Card)

As required by Section 14A of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the Board is providing the Company’s stockholders with the opportunity to vote, on a non-binding advisory basis, to approve the compensation of the Company’s named executive officers as disclosed in this Proxy Statement (typically referred to as a “say-on-pay” vote). The language of this resolution signifying such approval is as follows:

“RESOLVED, that stockholders approve, on a non-binding advisory basis, the compensation paid to the named executive officers of Univar Solutions Inc., as disclosed in the Company’s Proxy Statement for the 2023 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the SEC, including the ’Compensation Discussion and Analysis,’ compensation tables and related disclosures.”

In considering their vote, stockholders may wish to review with care the information on the Company’s compensation policies and decisions regarding the named executive officers presented in the “Executive Compensation” section of this Proxy Statement, which includes, without limitation, the “Compensation Discussion and Analysis,” the “Compensation Committee Report,” as well as the “Executive Compensation Tables.”

Although the advisory say-on-pay vote is non-binding, the Compensation Committee and the Board will consider the outcome of the vote in making future executive compensation determinations. We currently intend to hold our say-on-pay votes on an annual basis, with the next such vote to occur at our 2024 Annual Meeting.

The say-on-pay vote will be determined by the affirmative vote of a majority of the shares present in person or represented by proxy and entitled to vote at the meeting.

The Board recommends that you vote “FOR” the approval, on a non-binding advisory basis, of the compensation of the Company’s named executive officers.

18

Proposal 3: Ratification of Independent Registered Public Accounting Firm

(Item 3 on the Proxy Card)

What am I voting on?

The Audit Committee of the Board selected the independent registered public accounting firm of Ernst & Young as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023. Although stockholder ratification of the appointment is not required, the Board has decided to ascertain the position of the stockholders on the appointment. The Audit Committee will reconsider the appointment if the appointment of Ernst & Young is not ratified by the stockholders.

Will representatives of Ernst & Young be present at the Annual Meeting?

Representatives of Ernst & Young will be present at the Annual Meeting and will have the opportunity to make a statement if they desire and are expected to be available to respond to appropriate questions from stockholders.

What vote is required to approve this proposal?

Approval of this proposal requires the affirmative vote of a majority of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting.

What fees did the Company pay to Ernst & Young for audit and other services for the years ended December 31, 2022 and 2021?

Ernst & Young served as the Company’s independent registered public accounting firm for the years ended December 31, 2022 and 2021. The following table presents fees for professional services rendered by Ernst & Young in 2022 and 2021, for the audit of the Company’s annual financial statements and statutory audits for 2022 and 2021, and fees billed for audit-related services, tax services and all other services rendered by Ernst & Young for 2022 and 2021.

	2022 ($ in millions)	2021 ($ in millions)

Audit fees (1)	7.0	7.5
Audit-related fees (2)	0.2	0.1
Audit and audit-related fees	7.2	7.6
Tax fees	—	—
All other fees	—	—
Total fees	7.2	7.6

(1)

Audit fees for 2022 and 2021 include fees for the annual audit of our consolidated financial statements, statutory audits and reviews of the condensed consolidated financial statements included in the Company’s quarterly reports.

(2)

Audit-related fees for 2022 and 2021 include fees related to acquisition due diligence, employee benefit plan audits, other agreed upon procedures and a subscription to Ernst & Young’s accounting research tool.

| ANNUAL MEETING NOTICE AND PROXY STATEMENT 2023 |	19

Proposal 3: Ratification of Independent Registered Public Accounting Firm

To safeguard the continued independence of the independent auditor, the Audit Committee has adopted a policy regarding pre-approval of audit and non-audit services from the Company’s independent auditor (the “Pre-Approval Policy”). The Pre-Approval Policy is part of the Audit Committee Charter, which can be found at the Company’s website at https://investors.univarsolutions.com. The Pre-Approval Policy is intended to prevent the independent auditor from providing services to the Company that are prohibited under Section 10A(g) of the Exchange Act and to help ensure the auditor’s continued independence. The Pre-Approval Policy requires all audit, audit-related, tax and other permissible non-audit services performed by the independent auditor to be pre-approved by the Audit Committee (or its Chair under delegated authority for services that will not exceed $250,000 and is conditioned upon reporting to the full Audit Committee at its next scheduled meeting). All of the services performed by Ernst & Young during the years ended December 31, 2022 and December 31, 2021, were performed in accordance with the Pre-Approval Policy.

What factors did the Audit Committee consider in determining to retain Ernst & Young for 2023?

In determining to retain Ernst & Young for 2023, the Audit Committee considered:

•	applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”), including its oversight of Ernst & Young and its requirements for independence and audit partner rotation;
•

the benefits of Ernst & Young’s tenure of over 10 years, including favorable impact on audit quality, efficient fee structures and avoidance of costs and disruption, as well as the potential independence risks posed by a long-tenured independent auditor;

•	matters relating to Ernst & Young’s independence, including a review of audit and non-audit fees and written disclosures from Ernst & Young;
•	Ernst & Young’s technical qualifications, international capacity, audit quality and performance as assessed by the Audit Committee’s 2022 evaluation of Ernst & Young;
•	the annual PCAOB report on Ernst & Young and the assessments of the Company’s internal auditor and other members of management;
•	the quality and candor of Ernst & Young’s communications with both the Audit Committee and the Company’s management; and
•	Ernst & Young’s demonstration of independent judgment, objectivity and professional skepticism.

The Board recommends that you vote “FOR” the ratification of the appointment of Ernst & Young as the Company’s independent registered public accounting firm for 2023.

20

Governance of the Company

The business and affairs of the Company are supervised by the Board. The Board believes that good corporate governance is a critical factor in achieving business success and in fulfilling the Board’s responsibilities to stockholders. The Board believes that its corporate governance practices align management and stockholder interests. Highlights of the Company’s corporate governance practices are described below.

What is the composition of the Board and how often are members elected?

The Board currently consists of 11 members and our directors are elected annually. In accordance with the director retirement policy included in the Guidelines, Mr. Fox is retiring from the Board and is not standing for re-election at the Annual Meeting. As a result, effective upon the expiration of Mr. Fox’s term at the 2023 Annual Meeting, the Board intends to reduce its size to ten directors. Therefore, the Board has nominated 10 persons to stand for election at this Annual Meeting and to hold office until the 2024 Annual Meeting. All nominees are currently directors elected at the 2022 Annual Meeting.

What is the Board’s leadership structure?

Our Board is currently led by an independent Chairman, Mr. Christopher D. Pappas. In 2018, the Company announced the separation of the Chief Executive Officer and Board Chair roles and in May 2020 appointed Mr. Pappas as the independent Board Chair, succeeding Mr. Newlin who served as Non-Executive Chair of the Board from January 2020 to May 2020. Mr. Pappas previously served as the Company’s independent Lead Director. Our Governance & Corporate Responsibility Committee annually reviews the Board’s leadership structure and evaluates the performance and effectiveness of the Board. Our Board retains the authority to modify its leadership structure in order to stay current with our Company’s circumstances and advance the best interests of the Company and its stockholders as and when appropriate.

Our Board does not have a policy mandating separation of the role of the Chief Executive Officer and Board Chair, but if in the future our Board chooses to combine the role of Chairman and Chief Executive Officer, an independent Lead Director will be appointed annually by the independent Directors. Our Board believes that Board independence and oversight of management are effectively maintained through a strong independent Chair or Lead Director and through the Board’s composition, committee system and policy of having regular executive sessions of non-management directors, as further described in this Proxy Statement. The Board has also adopted a number of governance practices, as further described in this Proxy Statement, that promote effective independent oversight. Having an independent Chair or Lead Director enables the Chair/Lead Director to focus on corporate governance matters and the Chief Executive Officer to focus on the Company’s business. It also fosters an open dialogue and constructive feedback among the independent directors and management.

| ANNUAL MEETING NOTICE AND PROXY STATEMENT 2023 |	21

Governance of the Company

What is the Board’s involvement in risk oversight?

Board and Committee Risk Oversight Responsibilities

Board

- Annual enterprise risk assessment and mitigation
- Strategic and business planning
- Reputational, operational, financial and legal risks

Audit Committee	Compensation Committee	Governance & Corporate Responsibility Committee
• Accounting, auditing, external reporting and internal control risks • External auditor performance and expenses • Privacy, cyber information and cybersecurity risks • Ethics and compliance reporting and management	• Compensation philosophies • Metrics, targets, and risks for short-and long-term compensation plans • Executive compensation • External compensation consultant services	• Corporate governance practices • Environmental, health, safety, sustainability and corporate social responsibility • CEO succession planning • Annual Board and committee self-assessments

Risk Steering Committee

The Board maintains oversight of the Company’s enterprise risk management processes and programs and the Company’s top enterprise risks (including those pertaining to financial, operational, cybersecurity, human capital and ESG) and corresponding mitigation plans are presented to the Board semiannually. Management notifies the Board of, among other things, any instances of significant threatened or actual litigation, significant governmental or regulatory inquiries or proceedings, and any events or occurrences that could materially impact the Company’s reputation or that may have significant operational, financial or legal impacts on the Company. In addition, the Board receives information relating to the culture of the Company through a number of channels, including updates from the Chief People Officer on the Company’s diversity and inclusion data and metrics, and analysis of the annual employee engagement survey results, as well as updates from the General Counsel on any significant compliance, discrimination or harassment complaints. The Board is regularly provided with business updates from various leaders of the Company’s businesses and functions and regularly reviews the Company’s safety performance and associated risks.

The Board also exercises its risk oversight responsibility through its committees, which oversee the management of risks that are within their respective areas of focus. The Compensation Committee oversees the management of risks relating to the Company’s compensation program and policies (including the design of incentive structures, holding periods and clawbacks to mitigate risks), including the compensation risk assessment set forth in the section of the Proxy Statement titled “Compensation Discussion and Analysis.” The Audit Committee oversees the management of accounting, auditing, external reporting and internal control risks. The Audit Committee is also responsible for overseeing privacy, cyber information and cybersecurity risks, including policies and procedures for assessing and managing those risks. For further information on the Company’s approach to information security risks, please refer to our Information Security Disclosure available on the Company’s website at https://investors.univarsolutions.com. The Governance & Corporate Responsibility Committee oversees risks associated with the corporate governance of the Company. The Governance & Corporate Responsibility Committee is also responsible for overseeing risks arising from the Company’s environmental, health, safety, sustainability and corporate social responsibility policies, objectives, programs, and practices, including those related to environmental stewardship, corporate citizenship, human capital management, talent development, diversity, equity and inclusion, and other social and public matters of significance to the Company. Each of the Compensation Committee, Governance & Corporate Responsibility Committee and Board plays a role in succession planning oversight. Each of the committee chairs reports to the full Board at regular meetings concerning the activities of the committee, the significant issues it has discussed and the actions taken by the committee.

22

Governance of the Company

The Company has a Risk Steering Committee, chaired by the Company’s Chief Risk Officer and comprised of various members of executive and senior management, which regularly identifies and monitors top enterprise risks to the Company and oversees corresponding mitigation plan progress, including monthly monitoring of the Company’s comprehensive cybersecurity threat metric report that includes reports on endpoint threats, firewall threats, blocked security web requests and email threat activity, including a variety of phishing metrics and reports.

What are the committees of the Board and how often did the Board and its committees meet in 2022?

The Board has standing Audit, Compensation and Governance & Corporate Responsibility Committees. All of the charters for the committees are available on the Company’s website at https://investors.univarsolutions.com. In 2022, the Board met 17 times, the Audit Committee met eight times, the Compensation Committee met seven times, and the Governance & Corporate Responsibility Committee met five times. Every director attended 75% or more of the meetings of the Board and those Committees of which he or she was a member (held during the period he or she served as a director). Information relating to each of the Committees of the Board as of the date of this Proxy Statement is provided below.

Committee Composition(1)

	Audit Committee (2)	Compensation Committee	Governance & Corporate Responsibility Committee
Joan A. Braca		M	M
Mark J. Byrne		M	M
Daniel P. Doheny(2)	C		M
Richard P. Fox(2)	M		M
Rhonda Germany	M		C
Varun Laroyia(2)(3)	M
Kerry J. Preete(2)	M	M
Robert L. Wood(2)	M	C

C: Chair

M: Member

(1) Mr. Pappas is the Chair of the Board but is not a member of any Board committee. Mr. Jukes and Mr. Newlin are also members of the Board but are not members of any Board committee.

(2) Messrs. Doheny, Fox, Laroyia, Preete and Wood are financial experts in the Audit Committee.

(3) Mr. Laroyia was appointed to the Board and the Audit Committee effective as of February 8, 2022.

| ANNUAL MEETING NOTICE AND PROXY STATEMENT 2023 |	23

Governance of the Company

Audit Committee

Committee Name and Members			Representative Functions of the Audit Committee
Audit Committee:

•      Directly responsible for the appointment or replacement, compensation, retention and oversight of the work of the independent auditor;

•      Assist the Board in monitoring the quality and integrity of the Company’s financial statements, the financial reporting process and systems of internal control, the independent auditor’s qualifications, performance and independence and the Company’s internal audit function;

•      Discuss policies with respect to risk assessment and risk management;

•      Oversee the Company’s policies and procedures relating to the Company’s relationships and transactions with related persons;

•      Review management’s monitoring of the Company’s compliance with regulatory requirements and the Company’s ethics and compliance program, including compliance with the Company’s Code Handbook;

•      Oversee the Company’s privacy, cyber information and cybersecurity risks, including the policies and procedures for assessing and managing those risks; and

•      Oversee the Company’s ESG reporting processes and controls and review their adequacy and effectiveness with management.

Daniel P. Doheny, Chair	Richard P. Fox	Rhonda Germany
Kerry J. Preete	Robert L. Wood	Varun Laroyia*
Number of Meetings in 2022: Eight

*Mr. Laroyia was appointed to the Audit Committee effective as of February 8, 2022.

The Audit Committee operates under a written charter adopted by the Board that is available through the Company’s website at https://investors.univarsolutions.com. While the Audit Committee has the responsibilities and powers set forth in its charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company’s financial statements are complete, accurate and prepared in accordance with generally accepted accounting principles. This is the responsibility of management and the independent auditor.

The Board has determined that Messrs. Doheny, Fox, Laroyia, Preete and Wood and Ms. Germany are independent within the meaning of applicable SEC regulations and the listing standards of the New York Stock Exchange (“NYSE”) and that Messrs. Doheny, Fox, Laroyia, Preete and Wood are qualified as audit committee financial experts within the meaning of Section 407 of the Sarbanes-Oxley Act and applicable SEC regulations. The Board has also determined that each member of the Audit Committee is financially literate within the meaning of the NYSE listing standards.

24

Governance of the Company

Compensation Committee

Committee Name and Members			Representative Functions of the Compensation Committee
Compensation Committee:

•      Make recommendations to the Board as to the Company’s overall compensation philosophy, policies, practices and programs, as well as oversee the development and implementation of compensation programs;

•      Establish the total compensation package provided to the Chief Executive Officer, other executive officers and other officers reporting directly to the Chief Executive Officer;

•      Develop and recommend to the Board compensation for Board members;

•      Oversee Univar Solutions’ general incentive compensation plans and equity-based plans;

•      Review the Company’s compensation policies to ensure they do not encourage excessive risk-taking; and

•      Review and approve the Company’s peer group to ensure it provides appropriate competitive compensation data.

Robert L. Wood, Chair	Joan A. Braca	Mark J. Byrne
Kerry J. Preete
Number of Meetings in 2022: Seven

The Compensation Committee operates under a written charter adopted by the Board which is available through the Company’s website at https://investors.univarsolutions.com. Subject to applicable legal and NYSE requirements, the Compensation Committee may form, and delegate any of its responsibilities to, one or more subcommittees, each of which may take such actions as may be delegated by the Compensation Committee. The Compensation Committee may also, in its discretion and subject to applicable legal and NYSE requirements, establish thresholds below which approval for some activities and associated transactions can be delegated to management without direct Compensation Committee involvement (except that there shall be no delegation to management members of decisions that impact their own compensation).

The Board has determined that Ms. Braca and Messrs. Byrne, Preete and Wood are independent within the meaning of applicable SEC regulations and the listing standards of the NYSE. In addition, all members of the Compensation Committee qualify as “non-employee” directors for purposes of Rule 16b-3 of the Exchange Act, as amended.

| ANNUAL MEETING NOTICE AND PROXY STATEMENT 2023 |	25

Governance of the Company

Governance & Corporate Responsibility Committee

Committee Name and Members			Representative Functions of the Governance & Corporate Responsibility Committee
Governance & Corporate Responsibility Committee:

•      Develop and recommend criteria for selecting nominees for director and on an annual basis review and recommend appropriate committee assignments;

•      Identify and recommend to the Board candidates qualified and suitable to become members of the Board consistent with the Company’s Board criteria;

•      Review the Board’s leadership structure and evaluate the performance and effectiveness of the Board;

•      Screen and recommend to the Board candidates for Board Chair and Chief Executive Officer;

•      Review and recommend to the Board ratification of all persons designated as officers of the Company;

•      Develop and recommend to the Board a set of corporate governance principles;

•      Oversee and establish procedures for the annual self-evaluation of the Board and its committees;

•      Review and oversee succession planning for the Chief Executive Officer of the Company and its subsidiaries; and

•      Oversee and provide guidance on the Company’s environmental, health, safety, sustainability and corporate social responsibility policies, objectives, programs and practices.

Rhonda Germany, Chair	Joan A. Braca	Mark J. Byrne
Daniel P. Doheny	Richard P. Fox
Number of Meetings in 2022: Five

The Governance & Corporate Responsibility Committee operates under a written charter adopted by the Board, which is available through the Company’s website at https://investors.univarsolutions.com. The Board has determined that Mmes. Braca and Germany and Messrs. Doheny, Byrne and Fox are independent within the meaning of applicable SEC regulations and the listing standards of the NYSE.

How does the Board select nominees for the Board?

The Board and Governance & Corporate Responsibility Committee consider candidates for Board membership in accordance with criteria set forth in the Certificate of Incorporation, the Bylaws, the Guidelines and the charter of the Governance & Corporate Responsibility Committee. The committee’s charter provides that it may retain a third-party executive search firm to identify suitable candidates for the Board. In identifying candidates qualified to become members of the Board, the Governance & Corporate Responsibility Committee has adopted the “Rooney Rule” – it will seek to include, and request that any search firm it engages endeavor to include, female and/or minority candidates in the initial pool from which director nominees are selected. If all nominees are elected, 20% of the Directors will be female.  While increasing diversity on the Board remains a priority for the Board, the process that led to the definitive merger agreement with Apollo has required a significant amount of time and attention from the Board and management. Nevertheless, the Board remains committed to increasing gender diversity on the Board and if the proposed transaction is not consummated, intends to focus on addressing this issue.

The Board’s and Governance & Corporate Responsibility Committee’s assessment of a proposed candidate will include considerations of diversity as described in “How does the Governance & Corporate Responsibility Committee consider diversity in selecting directors?” below, as well as considerations of the skills represented by the composition of the Board at that time, as depicted by the Skills Matrix. The Governance & Corporate Responsibility Committee also considers the balance of management and independent directors and the

26

Governance of the Company

need for committee independence in its evaluation of prospective nominees. In addition, while the Guidelines do not establish specific term limits, the Guidelines provide, without exemption and on a mandatory basis, that a person who is 75 years or older (including an incumbent director) may not stand or be nominated to stand for election at the next annual meeting of stockholders. The Governance & Corporate Responsibility Committee actively reviews board size and composition in order to continue to ensure continuity, stability and orderly transition. The Governance & Corporate Responsibility Committee will generally make a recommendation to the full Board as to the person(s) who should be nominated by the Board. The Board determines the nominee(s) after considering the recommendation and report of the Governance & Corporate Responsibility Committee.

The Board believes that each of the Company’s director nominees has met all the guidelines set forth in the Guidelines, which can be found at https://investors.univarsolutions.com. As noted in the director biographies, the Company’s director nominees have experience, qualifications and skills across a wide range of public and private companies, possessing a broad diversity of experience both individually and collectively.

For a stockholder to nominate a candidate for election to the Board at an annual meeting, the stockholder must comply with the procedures set forth in the Bylaws, including delivering to the Company’s Secretary (the “Secretary”) at 3075 Highland Parkway, Suite 200, Downers Grove, Illinois 60515, a notice complying with the requirements in the Bylaws. The Governance & Corporate Responsibility Committee will consider individuals recommended by stockholders in the same manner and to the same extent as it considers director nominees identified by other means. The Board and Governance & Corporate Responsibility Committee have not received director nominations from any stockholders in connection with the election of directors at the Annual Meeting. For additional information on the process for nominating candidates for election to the Board at the 2024 Annual Meeting in accordance with our Bylaws, including requests to include stockholders-nominated candidates for director in our proxy materials, see “May I propose actions for consideration at next year’s Annual Meeting of stockholders?” in the “Additional Information” section of this Proxy Statement.

How does the Governance & Corporate Responsibility Committee consider diversity in selecting directors?

The Board seeks a diverse group of candidates who possess the background, skills and expertise to make a significant contribution to the Board, to the Company and to its subsidiaries. In selecting an individual, the Board looks for a candidate to demonstrate experience in an area helpful to the Board, including high level leadership experience in business or administrative activities; specialized expertise in the chemical or distribution industries or other industries served by the Company; breadth of knowledge about issues affecting the Company and its subsidiaries; and the ability and willingness to contribute special competencies to Board activities. The Governance & Corporate Responsibility Committee also considers personal attributes, including demonstrated sound judgement, reputation and personal integrity; willingness to challenge conventional thinking, as appropriate, to produce the best outcome; loyalty to the Company and concern for its success and welfare and willingness to apply sound independent business judgment; awareness of a director’s vital role in the Company’s and its subsidiaries’ good corporate citizenship and corporate image; time available for meetings and consultation on Company matters; and a willingness to assume fiduciary responsibilities. The Governance & Corporate Responsibility Committee also considers the benefits of diversity in board composition, including with respect to experience, age, gender and ethnicity, among others. In identifying candidates qualified to become members of the Board, the Governance & Corporate Responsibility Committee follows the Rooney Rule, as described above. If all nominees are elected, 20% of the Directors will be female.  While increasing diversity on the Board remains a priority for the Board, the process that led to the definitive merger agreement with Apollo has required a significant amount of time and attention from the Board and management. Nevertheless, the Board remains committed to increasing gender diversity on the Board and if the proposed transaction is not consummated, intends to focus on addressing this issue.

How does the Board determine which directors are considered independent?

The Board currently consists of 11 directors. Each of the directors has been determined to be independent except for Mr. Jukes, the Company’s President and Chief Executive Officer, and Mr. Newlin, who retired as an employee of the Company effective as of December 31, 2019. Pursuant to the Guidelines, the Board reviews director independence at least annually. The Board receives and considers a recommendation regarding independence from the Governance & Corporate Responsibility Committee, based upon applicable SEC regulations, the NYSE listing standards and all of the relevant facts and circumstances relating to the independence of each of the members of the Board. The Board also considers transactions, relationships and arrangements between each director or an immediate family member of the director and each of the Company and our senior management. By determining that a director is independent, the Board has concluded that the director is independent of management and free from any material relationship with

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Governance of the Company

the Company and its subsidiaries (whether directly or as a partner, stockholder or officer of an organization that has a relationship with the Company or its subsidiaries) that would interfere with the exercise of the director’s independent judgment as a member of the Board. The Board also determines whether directors who serve on a committee meet the particular independence requirements under applicable SEC regulations and NYSE listing standards for service on that committee.

For further information, please also read “What relationships and policies does the Company have with respect to transactions with related persons?” below.

What relationships and policies does the Company have with respect to transactions with related persons?

The Company’s Code Handbook provides that all conflicts of interest should be avoided. The Company has also adopted a written policy regarding transactions with related persons (the “Related Party Policy”). The Related Party Policy applies to transactions that involve a related person where the Company is a participant and in which the related person will have a direct or indirect interest. The Related Party Policy delegates to the Audit Committee responsibility for reviewing, approving or ratifying such transactions. Under the Related Party Policy, a “related person” includes any director, executive officer or 5%-or-greater stockholder and members of their immediate family, as well as any entity in which any of the foregoing is employed, a general partner or principal, or a 5%-or-greater stockholder. Pursuant to its charter, the Audit Committee will conduct a reasonable prior review and approve all related person transactions of the Company in accordance with any such policies and procedures. The Audit Committee will consider all factors it deems relevant and will approve or ratify only those that are in the best interests of the Company and its stockholders. Any member of the Audit Committee who has an interest in a related person transaction will abstain from voting on such transaction. The Related Party Policy includes a list of transactions that the Audit Committee has determined do not present a “direct or indirect material interest” on the part of the related person and do not need to be presented to the Audit Committee for review and approval.

In addition, our directors and executive officers are required to complete Director and Officer Questionnaires that, among other things, identify any potential related person transactions. Our Board determines, on an annual basis, which members of our Board are independent based upon applicable SEC regulations, the NYSE listing standards and all the relevant facts and circumstances relating to the independence of each of the members of the Board.

There were no related party transactions during fiscal year 2022 required to be reported in this Proxy Statement under the applicable SEC rules.

How does the Company engage with stockholders?

We maintain active, year-round engagement with our stockholders. During the past fiscal year, various members of our management met with many of our investors to discuss our business and strategy, corporate governance, Board composition, diversity and refreshment, executive compensation, corporate responsibility, culture, sustainability initiatives and other important topics. These meetings enable two-way dialogue between our stockholders and the Company and provide an opportunity for our leadership to hear our stockholders’ perspectives and understand any concerns or feedback they may have.

The Board considers stockholder feedback from these meetings, along with emerging best practices, market standards and policies at other companies in its perspectives. The feedback we have received from our stockholder engagement activities has informed the Board’s decisions and deliberations as well as our disclosures. The feedback received from our stockholder engagement activities over the past few years contributed to a number of other enhancements to our corporate governance structure, such as elimination of the supermajority voting provision in our Company charter and Bylaws, enacting a retirement policy for directors where any director who is 75 or older cannot stand for reelection, declassifying the Board, appointing an Independent Chair, expansion of the Company’s Clawback Policy, elimination of overlapping metrics in our compensation plans, among others. The feedback received from our stockholder engagement activities also contributed to our decision to return value to our stockholders via a share repurchase program and our commitment to promote gender diversity on the Board by working towards at least a 30% female composition.

Our Board also considered stockholder input in reviewing the Company’s compensation plan design and metrics, as described in greater detail in the “Compensation Discussion and Analysis” section of this Proxy Statement, and in other key areas. For example, the Board took into account stockholder feedback in its decision to redesign the Company’s long-term incentive program beginning in 2021. We recognize that improving transparency and disclosures on material ESG topics is important to our stakeholders, therefore in addition to making meaningful improvements on a range of sustainability issues through 2022, we have also continued to work on

28

Governance of the Company

improving our disclosures to key ESG reporting platforms. Informed by our ongoing stakeholder engagement and up-to-date feedback from stockholders, we have worked to further improve our participation and disclosures to key reporting and assessment platforms including Sustainalytics, MSCI, ISS, CDP and EcoVadis. As well as making our CDP responses public, we have furthered alignment of our public sustainability reporting with stakeholder expectations through our Global Reporting Initiative (GRI), Sustainability Accounting Standards Board (SASB)- and Task Force on Climate-Related Financial Disclosure (TCFD)-informed sustainability reporting, in which we have assured our scope 1 and 2 emissions data since 2020.

How do stockholders or interested parties communicate with the Board?

Stockholders and other interested parties wishing to communicate with the Board should send such communication in writing to the Company’s Secretary at 3075 Highland Parkway, Suite 200, Downers Grove, Illinois 60515. Pursuant to the Guidelines and the Company’s Board Communication Policy, the Secretary forwards incoming communications to the Board to the Board Chair. Any responses or communications from the Board to any stockholder are also conveyed from the Board Chair to such stockholder through the Secretary. Communications to the Board must include the information required by the Board Communication Policy. The Secretary generally does not forward communications that are unrelated to the duties and responsibilities of the Board such as complaints about service, new services suggestions, résumés and other forms of job inquiries, surveys, business solicitations, advertisements or inappropriate communications. In addition, any communications regarding individual grievances or other interests that are personal to the party submitting the communication and could not reasonably be construed to be of concern to security holders or other constituencies of the Company generally will be handled in accordance with the Company’s established procedures for these types of communications. In addition, see “What are the Company’s practices on reporting of concerns regarding accounting?” below.

What are the Company’s practices on reporting of concerns regarding accounting?

The Company has established practices relating to the reporting of concerns regarding accounting and other ethics and compliance issues. Any person who has a concern about the conduct of the Company or any of its personnel, with respect to accounting, internal accounting controls, auditing matters or other ethics and compliance concerns, may (where permitted), in a confidential or anonymous manner, communicate that concern to Company management or bring it to the attention of the Chair of the Company’s Audit Committee through the Company’s Compliance and Ethics Alertline at 1-866-605-2999 or via web submission at www.univar.ethicspoint.com.

Who chairs the Company’s executive sessions?

Mr. Pappas is currently the independent Board Chair and chairs the executive sessions.

What are the Company’s corporate governance guidelines and ethics policies?

•

Board Committee Charters. The Audit, Compensation and Governance & Corporate Responsibility Committees of the Board operate pursuant to written charters. All of the committee charters are available on the Company’s website at https://investors.univarsolutions.com.

•

Corporate Governance Guidelines. The Board has documented its corporate governance principles in the Guidelines, which were adopted to reflect certain best practices and requirements of the NYSE. The Guidelines are available on the Company’s website at https://investors.univarsolutions.com.

•

Code Handbook and Code of Ethics for the Chief Executive Officer and Senior Financial Officers. Univar Solutions’ Code Handbook emphasizes the Company’s commitment to the highest standards of business conduct and includes the Company’s policies and expectations on a number of topics, including conflicts of interest, compliance with laws, human rights, use of our

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Governance of the Company

assets and business conduct, sustainability and fair competition. The Code Handbook applies to all of our directors, officers and employees, and the Company expects all of its business partners to act in a manner consistent with the Code Handbook. The Code Handbook also sets forth information and procedures for employees to report suspected issues or violations. In addition, the Company’s executive and financial officers also adhere to the Company’s Code of Ethics for the Chief Executive Officer and Senior Financial Officers. Periodically, the directors, officers and certain management employees in the Company are required to complete a conflict of interest questionnaire and certify in writing that they have read and understand the Code Handbook. The Code Handbook and Code of Ethics for the Chief Executive Officer and Senior Financial Officers are available on the Company’s website at https://investors.univarsolutions.com or by contacting the Secretary of the Company to receive a written copy.

How does the Company address director education?

The Company is committed to offering the members of the Board the support and education they deem appropriate (given their individual backgrounds) to stay abreast of developments in corporate governance, the industries in which the Company participates, evolving trends and practices relevant to the Company or its strategic plans, and their committee assignments and responsibilities. The Board is subject to the Company’s Directors’ On-Boarding & Education Policy, the objectives of which are to (1) ensure that new directors are provided with a foundational understanding of the Company, including its industry, business, operations, competitors and current issues and strategies, and the responsibilities of Board members generally; and (2) provide directors with the knowledge and skills required to enable them to better perform their duties and to ensure the effective functioning of the Board. In 2022, the Company on-boarded as a new director Mr. Varun Laroyia.  In accordance with the Company’s Directors’ On-Boarding & Education Policy, Mr. Laroyia underwent an extensive training program over a two-day period that included a Company site visit, meetings with all executive officers, meetings with various functional heads, meetings with various finance leaders, policy reviews, and a strategic plan review with the Company’s CEO.  In 2022, the Company’s directors completed more than 61 hours’ worth of training and education in a broad range of subject matters that are relevant to the service of our Board.

What are the Company’s practices or policies regarding insider trading, hedging, pledging and margin accounts?

In February 2023, the Board adopted an Amended and Restated Policy on Trading in Securities (the “Insider Trading Policy”) governing trading (including, without limitation, the purchases, sales or other dispositions)  in the securities of the Company or its affiliates, as well as those of other companies. The Insider Trading Policy is designed to help preserve the Company’s reputation for integrity and high ethical standards by ensuring that transactions in securities not only conform to U.S. securities laws but also avoid even the appearance of impropriety. The Insider Trading Policy applies to all directors, officers and employees of the Company, and to their immediate family members and other persons living in their households and generally prohibits trade in Univar Solutions’ stock if a person has any material nonpublic information or if there is a trading blackout in place. The Insider Trading Policy is available on the Company’s website at https://investors.univarsolutions.com.

The Insider Trading Policy also prohibits all directors, officers and employees of the Company (and their immediate family members and other persons living in their households (“Company Associates”)) from (i) engaging in short sales of securities of the Company; (ii) engaging in transactions in puts, calls or other derivative securities (whether on an exchange or in any other organized market) with respect to the equity of the Company; (iii) engaging in hedging or monetization transactions (such as zero-cost collars and forward sale contracts); and (iv) pledging (or hypothecating) shares of the Company’s common stock as collateral for a loan, including margin accounts.

What other significant Board practices does the Company have?

•

Private Executive Sessions. The non-management members of the Board conduct executive session meetings during the majority of their quarterly meetings in which no member of management is present to discuss any matter selected by a member. Further, the Company’s independent directors conduct meetings periodically as required by SEC standards and the Guidelines.

•

Advance Materials. Information and data important to the directors’ understanding of the business or matters to be considered at a Board or Board committee meeting are, to the extent practical, distributed to the directors sufficiently in advance of the meeting to allow careful review prior to the meeting.

30

Governance of the Company

•

Board and Committee Self-Evaluations. On an annual basis and under the oversight and direction of the Governance & Corporate Responsibility Committee, the Board and each committee performs a self-assessment. The assessment is rooted in continuous improvement principles and is designed to help set priorities for the coming year. In 2022, the Chair of the Governance & Corporate Responsibility Committee reviewed the responses to a written self-assessment that was completed by each director and then interviewed each director (as well as select members of management) to understand the areas where the Committees and Board are functioning particularly well, and the areas where there are further opportunities for growth and improvement. Select members of management were included to provide as many perspectives as possible and to facilitate robust communication between both groups. Once complete the findings from the assessment were shared with the full Board.

What access do the Board and Board committees have to management and to outside advisers?

•

Access to Management and Employees. Directors have full and unrestricted access to the management and employees of the Company. Additionally, key members of management attend Board meetings to present information about the results, plans and operations of the business within their areas of responsibility.

•

Access to Outside Advisers. The Board and its committees may retain counsel or consultants without obtaining the approval of any officer of the Company in advance or otherwise. The Audit Committee has the sole authority to retain and terminate the independent auditor. The Governance & Corporate Responsibility Committee has the authority to retain search firms to be used to identify director candidates. The Compensation Committee has the authority to retain compensation consultants for advice on executive compensation matters.

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Stock Ownership Information

The tables below and the accompanying footnotes show information regarding the beneficial ownership of the Company’s common stock as of March 7, 2023, unless otherwise indicated. As of March 7, 2023, the Company had 157,594,910 shares of common stock outstanding.

The amounts and percentages of shares beneficially owned are reported on the basis of regulations of the SEC governing the determination of beneficial ownership of securities. Under SEC rules, a person is deemed to be a “beneficial owner” of a security if that person has or shares voting power or investment power, which includes the power to dispose of (or to direct the disposition of) such security. A person is also deemed to be a beneficial owner of any securities that such person has a right to beneficially acquire within 60 days. Securities that can be acquired within 60 days are deemed to be outstanding for purposes of computing such person’s ownership percentage, but not for purposes of computing any other person’s ownership percentage. Under these rules, more than one person may be deemed to be a beneficial owner of the same securities, and a person may be deemed to be a beneficial owner of securities as to which such person has no economic interest. Percentage computations are based on shares of common stock outstanding as of March 7, 2023.

What is the equity ownership of officers and directors?

The following table sets forth information with respect to the beneficial ownership of Univar Solutions common stock as of March 7, 2023, by each member of the Board, each of the Company’s named executive officers in the section titled “Executive Compensation – Compensation Discussion and Analysis – Executive Summary – Our Named Executive Officers” and all directors and executive officers of the Company as a group.

Name of Beneficial Owner	Shares of Common Stock Owned (1)	Percent

Nicholas W. Alexos(2)	646,288	*
Joan Braca(3)	38,284	*
Mark J. Byrne(4)(5)	96,444	*
Daniel Doheny(5)	52,545	*
Richard P. Fox(5)	53,380	*
Rhonda Germany(3)	40,780	*
James B. Holcomb(6)	26,721	*
David C. Jukes(7)	590,164	*
Varun Laroyia(8)	4,630	*
Stephen D. Newlin(3)(9)	642,659	*
Christopher D. Pappas(5)(10)	212,508	*
Noelle J. Perkins(11)	69,569	*
Kerry J. Preete(3)	37,219	*
Nicholas Powell(12)	93,494	*
Robert L. Wood(3)	40,300	*
All directors and executive officers as a group (18 persons)(13)	2,900,695	1.8

*Indicates that the percentage of beneficial ownership does not exceed 1%, based on 157,594,910 shares of Company common stock outstanding as of March 7, 2023.

(1)

Represents the following for each beneficial owners: (i) shares of common stock, (ii) restricted stock that vests within 60 days of March 7, 2023, (iii) deferred stock units that vest within 60 days of March 7, 2023, and (iv) stock options that vest within 60 days of March 7, 2023.

(2)	Includes (i) 375,000 shares of common stock held indirectly by Mr. Alexos in the Alexos Family Dynasty Trust, and (ii) 81,700 exercisable stock options.

(3)	Includes 4,630 deferred stock units that vest within 60 days of March 7, 2023.

(4)	Includes 49,393 exercisable stock options.

(5)	Includes 4,630 restricted stock that vest within 60 days of March 7, 2023.

(6)	Includes 100 shares of common stock held indirectly by Mr. Holcomb’s spouse.

(7)	Includes 210,671 exercisable stock options.

(8)	Includes 4,630 deferred stock units that vest within 60 days of March 7, 2023.

(9)	Includes 471,210 exercisable stock options. Mr. Newlin’s shares are held in the Stephen D. Newlin Revocable Trust.

(10)	Includes 161,502 shares of common stock held indirectly by Mr. Pappas in the Susan G. Pappas Revocable Trust controlled by his spouse.

(11)	Includes 32,683 exercisable stock options.

(12)	Includes 56,368 exercisable stock options.

32

Stock Ownership Information

(13)	Includes ownership of all directors and executive officers, including Messrs. Jerding and Buckup and Ms. McIntyre.

Except as otherwise indicated in the footnotes to this table, each of the beneficial owners listed has, to the Company’s knowledge, sole voting and investment power with respect to the indicated shares of common stock. Unless otherwise indicated, the address for each individual listed above is c/o Univar Solutions Inc., 3075 Highland Parkway, Suite 200, Downers Grove, Illinois 60515.

Who are the Company’s largest stockholders?

Based solely on the information filed with the SEC on Schedule 13G for the fiscal year ended December 31, 2022, the following table sets forth those stockholders who beneficially own more than five percent of Univar Solutions common stock:

Name of Beneficial Owner	Shares of Common Stock Owned	Percent(1)

FMR LLC(2)	18,686,558	11.9
The Vanguard Group(3)	16,331,919	10.4
BlackRock, Inc.(4)	15,342,368	9.7
Invesco Ltd.(5)	8,249,194	5.2
EdgePoint Investment Group Inc.(6)	8,076,556	5.1

(1)	Based on 157,594,910 shares of our common stock outstanding on March 7, 2023.

(2)

This information is derived solely from the Schedule 13G/A of FMR LLC filed on February 10, 2023. According to the Schedule 13G/A, FMR LLC has sole voting power with respect to 18,682,797 of the reported shares and sole dispositive power with respect to all of the reported shares; and Abigail P. Johnson has sole dispositive power with respect to all of the reported shares. The address for FMR LLC is 245 Summer Street, Boston, MA 02210.

(3)

This information is derived solely from the Schedule 13G/A of The Vanguard Group filed February 9, 2023. According to the Schedule 13G/A, The Vanguard Group has shared voting power with respect to 60,642 of the reported shares, sole dispositive power with respect to 16,108,805 of the reported shares and shared dispositive power with respect to 223,114 of the reported shares. The address for The Vanguard Group is 100 Vanguard Blvd., Malvern, PA  19355.

(4)

This information is derived solely from Schedule 13G/A of BlackRock, Inc. filed January 24, 2023. According to the Schedule 13G/A, BlackRock, Inc. has sole voting power with respect to 14,049,734 of the reported shares and sole dispositive power with respect to all of the reported shares. The address for BlackRock, Inc. is 55 East 52nd Street, New York, NY 10055.

(5)

This information is derived solely from Schedule 13G of Invesco Ltd. filed on February 8, 2023. According to the Schedule 13G, Invesco Ltd. has sole voting power with respect to 8,105,776 of the reported shares and sole dispositive power with respect to all of the reported shares. The address for Invesco Ltd. is 1555 Peachtree Street NE, Suite 1800, Atlanta, GA 30309.

(6)

This information is derived solely from Schedule 13G/A of EdgePoint Investment Group Inc. filed on February 13, 2023. According to the Schedule 13G/A, EdgePoint Investment Group Inc. has sole voting and dispositive power with respect to 7,050,975 of the reported shares and shared voting and dispositive power with respect to 1,025,581 of the reported shares. The address for EdgePoint Investment Group Inc. is 150 Bloor Street West, Suite 500, Toronto, Ontario M5S 2X9, Canada.

Equity Compensation Plan Information

The following table contains information, as of December 31, 2022, about the amount of shares of the Company’s common stock to be issued upon the exercise of outstanding options and other rights granted under the 2020 Equity Plan, 2017 Equity Plan, 2015 Equity Plan and 2011 Equity Plan (each as defined herein).

	# of Shares of Common Stock to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted Average Exercise Price of Outstanding Stock Options ($)	# of Securities Remaining Available for Future Issuance Under Equity Compensation Plans(1)

Equity compensation plans approved by stockholders	4,191,952	24.60	6,068,510
Equity compensation plans not approved by stockholders	—	—	—

(1)	Includes 1,634,335 shares from the Company’s Employee Stock Purchase Plan.

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Audit Committee Report

Who serves on the Audit Committee of the Board of Directors?

The members of the Audit Committee, as of the date these proxy materials were first sent or made available to stockholders, are Daniel P. Doheny, Richard P. Fox, Rhonda Germany, Varun Laroyia, Kerry J. Preete and Robert L. Wood. The Board has determined that Mr. Doheny, Mr. Fox, Ms. Germany, Mr. Laroyia, Mr. Preete and Mr. Wood are “independent” within the meaning of the applicable rules of both the NYSE and the SEC.

What are the responsibilities of the Audit Committee?

The Audit Committee operates under a written charter adopted by the Board. The Audit Committee’s responsibilities are set forth in this charter. The charter is available on the Company’s website at https://investors.univarsolutions.com. The Board and the Audit Committee review and assess the adequacy of the charter of the Audit Committee on an annual basis. For additional information on the Audit Committee, please see the subsections titled “Audit Committee” and “What is the Board’s involvement in risk oversight?” in the “Governance of the Company” section of this Proxy Statement.

The independent auditor is responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with auditing standards generally accepted in the United States of America and issuing a report thereon. Management is responsible for the Company’s financial reporting process including its system of internal controls, and for the preparation of consolidated financial statements in accordance with accounting principles generally accepted in the United States of America. The Audit Committee’s responsibility is to monitor and review these processes. It is not the Audit Committee’s duty or responsibility to conduct audits or accounting reviews or procedures. The Audit Committee has relied, without independent verification, on management’s representation that the financial statements have been prepared with integrity and objectivity and in conformity with accounting principles generally accepted in the United States of America and on the representations of the independent auditor included in its report on the Company’s financial statements.

What matters have members of the Audit Committee discussed with management and the independent auditor?

As part of its oversight of the Company’s financial statements, the Audit Committee reviews and discusses with both management and the Company’s independent auditor all annual and quarterly financial statements prior to their issuance. During 2022, management advised the Audit Committee that each set of financial statements reviewed had been prepared in accordance with accounting principles generally accepted in the United States of America and reviewed significant accounting and disclosure issues with the Audit Committee. These reviews include discussion with the independent auditor of matters required to be discussed by the applicable requirements of the PCAOB and the SEC. The Audit Committee has also discussed with the independent auditor matters relating to its independence, including a review of audit and non-audit fees and written disclosures from the independent auditor to the Audit Committee pursuant to applicable requirements of the PCAOB regarding the independent auditor’s communications with the Audit Committee concerning independence. The Audit Committee also considered whether non-audit services provided by the independent auditor are compatible with the independent auditor’s independence and conducted its annual performance evaluation of the independent auditor.

Has the Audit Committee made a recommendation regarding the audited financial statements for the year ended December 31, 2022?

Based on the Audit Committee’s discussion and review with management and the independent auditor and the Audit Committee’s review of the representations of management and the written disclosures and report of the independent auditor to the Board, the Audit Committee recommended to the Board that it include the audited consolidated financial statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022, for filing with the SEC. In addition, on February 16, 2023, the Audit Committee selected Ernst & Young as the independent registered public accounting firm to audit Univar Solutions’ financial statements for the year ending December 31, 2023.

34

Audit Committee Report

This report has been furnished by the members of the Audit Committee.

Audit Committee

Daniel P. Doheny, Chair

Richard P. Fox	Rhonda Germany	Varun Laroyia	Kerry J. Preete	Robert L. Wood

The information contained in the above Audit Committee Report shall not be deemed to be “soliciting material” or to be “filed” with the SEC, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933 or the Exchange Act except to the extent that Univar Solutions specifically incorporates it by reference in such filing.

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Executive Officers

How does the Company think about diversity in relation to its executive officers?

It is important to both the Board and the Company’s management to assemble a team of executive officers who possess a diverse set of backgrounds, skills and expertise to formulate appropriate strategic plans and then execute against those plans. For commercial executives, the Company seeks individuals with high level business leadership experience as well as specialized expertise in the chemical or distribution industries. For functional executives, the Company seeks individuals with an appropriate level of specialized expertise and experience to counsel the Company on those matters related to the function. For all executive officers, the Company seeks individuals with integrity, demonstrated good judgment, business acumen and effective and impactful leadership skills. In addition, the Company considers the benefits of diversity, including with respect to experience, age, gender and ethnicity, among others.

The Company’s executive team is 25% female and 75% male, with ages ranging from 45 to 63. Five individuals on the executive team are U.S. nationals, one individual is a Brazilian national and two individuals are UK nationals. Several of the individuals have experience living and working in different countries throughout the world. The group comes from a variety of different upbringings and socioeconomic backgrounds, providing a good array of perspectives and world views.

Who are the Company’s executive officers?

The following table sets forth information about the Company’s executive officers as of March 7, 2023:

Name	Age	Title	Positions Held Since January 1, 2017
David C. Jukes	63	President and Chief Executive Officer

May 2018 to present serves as President and Chief Executive Officer. From May 2017 to May 2018, Mr. Jukes served as President and Chief Operating Officer of the Company. From June 2016 to May 2017, Mr. Jukes served as Executive Vice President and President of Univar Solutions USA, and President of Latin America (LATAM) from September 2015 to May 2017. From 2011 to 2016, Mr. Jukes served as President of Univar EMEA.

Nicholas W. Alexos	59	Executive Vice President and Chief Financial Officer

January 2020 to present serves as Executive Vice President, Chief Financial Officer. Prior to Univar Solutions, Mr. Alexos served as Executive Vice President and Chief Financial Officer at Dentsply Sirona, Inc., a manufacturer of professional dental products and technologies (“Dentsply”), from November 2017 to August 2019. From October 2017 to November 2017, Mr. Alexos served as Executive Vice President and Chief Administrative Officer of Dentsply. Mr. Alexos also served as a Managing Director of Madison Dearborn Partners, LLC, a private equity investment firm, from 1993 to 2017.

Jorge C. Buckup	55	Senior Vice President and President, Latin America

February 2023 to present serves as Senior Vice President and President of the Company’s Latin America segment. Mr. Buckup joined Univar Solutions in February 2012 as Vice President of Finance of Univar Brazil and later served as Vice President, Finance of Latin America until November 2017, when he was appointed as President of the Company’s Latin America segment. Before joining Univar Solutions, Mr. Buckup was CFO for the joint venture between Dow/Mitsu in Brazil.

36

Executive Officers

Name	Age	Title	Positions Held Since January 1, 2017
James B. Holcomb	56	Senior Vice President and President of North America and Chemicals & Services

January 2021 to present serves as Senior Vice President and President of North America Chemical Distribution. Prior to Univar Solutions, Mr. Holcomb was Chief Operating Officer North America for Brenntag, a chemical distribution company, from 2017 until December 2020. From 2014 to 2016, Mr. Holcomb served as Brenntag’s President of Global Marketing. Mr. Holcomb joined Brenntag in 1993 and served in various roles of increasing responsibility until his departure.

Patrick M. Jerding	50	Senior Vice President and Chief Information Officer

February 2020 to present serves as Senior Vice President and Chief Information Officer. From March 2019 to January 2020, Mr. Jerding served as Vice President and Chief Information Officer. Prior to Univar Solutions, Mr. Jerding served as Vice President, Chief Information Officer of Nexeo Solutions, Inc., a global materials distributor for chemicals products, from December 2016 to March 2019. Mr. Jerding joined Nexeo Solutions in May 2011 as Director of Technology and was promoted to Vice President of Technology in 2015.

Jennifer A. McIntyre	58	Senior Vice President and Chief People and Culture Officer

January 2021 to present serves as Senior Vice President and Chief People and Culture Officer. August 2020 to January 2021 served as Senior Vice President, Chief Streamline Officer and Head of North American Operations. From March 2019 to August 2020, Ms. McIntyre served as Senior Vice President and Chief Integration Officer and from January 2018 to February 2019, Ms. McIntyre served as Senior Vice President and Chief Supply Chain Operations Officer of the Company. Ms. McIntyre served as Vice President Supply Chain Operations, USA from December 2014 to December 2017. Ms. McIntyre also serves on the board of directors of Hoover CS.

Noelle J. Perkins	45	Senior Vice President, General Counsel, Secretary and Chief Risk Officer

November 2019 to present serves as Senior Vice President, General Counsel, Secretary and Chief Risk Officer. From March 2018 to October 2019, Ms. Perkins served as Deputy General Counsel and Assistant Secretary. Prior to Univar Solutions, Ms. Perkins served as Chief Counsel for the Oilseeds Processing segment of Archer Daniels Midland Company, a global agricultural processing and food ingredient public company, from August 2014 to March 2018.

Nicholas Powell	56	Senior Vice President and President of Europe, Middle East and Africa & Asia Pacific and Ingredients & Specialties

August 2020 to present serves as Senior Vice President and President of Europe, Middle East and Africa & Asia Pacific and Ingredients & Specialties. From February 2020 to August 2020, Mr. Powell served as Senior Vice President and President, EMEA & APAC and from January 2017 to January 2020, served as President of the Company’s Europe, Middle East, and Africa (EMEA) and Asia Pacific (APAC) business segments. Mr. Powell joined Univar Solutions in 2009, establishing Univar Solutions’ Middle East and Africa business. In 2014, Mr. Powell assumed leadership of EMEA’s Focused Industries, and in late 2015 assumed leadership of APAC operations.

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Executive Compensation

The Executive Compensation Section is organized as follows:

Compensation Discussion and Analysis	39	Executive Compensation Tables	39

Compensation Decision Making Process	42	Summary Compensation Table	42
Determination of Named Executive Officer	47	Grants of Plan-Based Awards	47
Compensation	47	Outstanding Equity Awards	47
		Option Exercises and Stock Vested Table	61
Compensation Committee Report	54	Nonqualified Deferred Compensation	54

		Pay Ratio Disclosure	64

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Executive Compensation

Compensation Discussion and Analysis
Executive Summary

Over the past three years we have rebuilt the Company and delivered remarkable 2022 results. To transform our business model and reduce exposure to cyclical end-markets, we invested in our digital capabilities, continued to put our customers at the center of all we do and divested non-core businesses. We are proud that these efforts have helped us deliver strong financial results, solidify our leadership in the U.S. market and demonstrate resilience through the macroeconomic volatility.

$545M NET INCOME↑ 18% YoY $11,475M NET SALES↑ 20.3% YoY $1,046MADJ. EBITDA(1)↑ 31.1% YoY

Our executive compensation program is designed to support long-term value creation.

Approximately 85% of our CEO target compensation and over 72% of the target compensation for our other NEOs is variable and at risk, with realizable value tied to stock price performance or achievement of pre-set rigorous financial and strategic performance objectives.

Short- and long-term incentive payouts reflect strong performance results achieved in 2022. Consistent with our pay-for-performance philosophy, in fiscal 2022, NEOs earned 150% of their annual incentive program target amounts and 165.9% of their long-term performance target amounts.

We adopted long-term targets for all metrics under the 2022 long-term incentive program. Starting in 2022, the long-term incentive program reflects a three-year cumulative Adjusted EPS target, as well as uses the percentage of diverse people leaders within the Company as the diversity and inclusion metric included in the ESG Scorecard.

ESG performance metrics incentivize progress toward our sustainable growth. Our 2022 long-term performance program includes an ESG scorecard that encompasses diversity & inclusion, emission reduction and workplace safety goals, and is designed to instill accountability for performance against these non-financial long-term growth drivers.

We believe our compensation program continues to drive consistently strong performance. Our transformed business positions us well to navigate the dynamic market environment, and we believe our executive compensation program remains effective in incentivizing progress toward our long-term strategic growth initiatives.

(1) Non-GAAP financial measure. See “Note 20; Segments” in Item 8 of the Annual Report on Form 10-K, “Analysis of Segment Results” and “Non-GAAP Financial Measures” within Item 7 of the Annual Report on Form 10-K for additional information and a reconciliation of our net income to Adjusted EBITDA on a consolidated basis.

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Executive Compensation

Our Company

Univar Solutions is a leading global distributor of commodity and specialty chemicals and ingredients, as well as a provider of value-added services to customers across a wide range of diverse industries. We purchase chemicals and ingredients from thousands of producers worldwide to warehouse, repackage, blend, dilute, transport and sell those materials safely to nearly 100,000 customer locations across approximately 120 countries. We provide application development and technical advice to customers formulating new products and have a network of Solution Centers to support customer development activities. We operate an extensive worldwide chemical and ingredient distribution network, including approximately 600 facilities, serviced by the following: over 4,900 tractors, tankers and trailers; and approximately 2,500 railcars, 120 rail and barge terminals and 20 deep sea terminals, focused on timely and safe delivery to a spectrum of customers, large and small. Our purpose is to help keep our communities healthy, fed, clean and safe.

Our Named Executive Officers

The Company’s Compensation Discussion and Analysis, together with the compensation tables and related disclosures, provides information regarding the Company’s compensation philosophy, plans and practices and the governance of those matters. This section also provides information about the material elements of compensation that were paid to or earned by the Company’s “named executive officers,” or “NEOs.” Our NEOs for fiscal year 2022 are identified below:

Name	Position
David C. Jukes	President and Chief Executive Officer
Nicholas W. Alexos	Executive Vice President and Chief Financial Officer
Nicholas Powell	Senior Vice President, President of Europe, Middle East and Africa & Asia Pacific and Ingredients & Specialties
James B. Holcomb	Senior Vice President, President of North America and Chemicals & Services
Noelle J. Perkins	Senior Vice President, General Counsel and Secretary, Chief Risk Officer

Our Strategy

We believe the metrics and goals that we implement in our short- and long-term compensation programs motivate progress against key value drivers that we believe will move our strategy forward and ultimately result in the creation of long-term value for our stockholders. The Company is focused on “Growing Together” by putting the customer at the center of all we do and working to take advantage of every opportunity to unlock growth as we continue to execute our strategy. We believe we have the right people, products, tools and strategy to allow us to continue to deliver innovative solutions that customers and suppliers value as we realize our purpose to help keep our communities healthy, fed, clean and safe.

2022 Advisory Vote to Approve Executive Compensation

At the Company’s 2022 Annual Meeting, more than 99% of the votes cast by our stockholders approved management’s say-on-pay proposal. The Compensation Committee viewed this strong support as an indicator of general approval of our approach to executive compensation and therefore did not make any changes to our programs as a direct result of the say-on-pay vote results. We maintain an ongoing dialogue with our shareholders and the Compensation Committee welcomes feedback regarding our executive compensation programs.

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Executive Compensation

Compensation Philosophy and Objectives

The Compensation Committee and management have designed compensation programs intended to create a performance culture and support the Company’s strategic initiatives. In particular, the compensation programs have the following objectives:

The Company provides compensation and benefit programs that reward performance, support its strategic initiatives and financial goals, as well as attract, retain and develop individuals with necessary expertise and experience to manage and lead the business for the best interest of its stockholders. The Company’s incentive programs are designed to encourage performance and results that will create sustained long-term value for the Company and its stockholders.

2022 Pay and Performance Alignment

The Company’s executive compensation programs are designed to link pay with performance to align executive compensation directly with our financial and share price performance.

As described more fully below, Adjusted EBITDA, Average Working Capital, Adjusted EPS, and Return on Invested Capital (“ROIC”) were the key financial metrics used in assessing performance under our incentive plans. For 2022, NEOs received incentive compensation payouts that were commensurate with the Company’s financial performance. Interests of our executive team are further linked to the interests of our stockholders through a significant ratio of their total target compensation delivered in the form of stock-based incentives. In 2022, the Company continued to align its executive team to long-term performance by granting restricted stock units that vest over a three-year period and performance-based restricted stock unit awards that reward for the achievement of Adjusted EPS, ROIC, sustainability and relative TSR performance goals over a three-year performance period.

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Executive Compensation

Compensation Decision Making Process

Role of the Compensation Committee

The Compensation Committee is responsible for reviewing and approving the compensation and benefit plans of the Company’s executive officers, including its NEOs, authorizing and ratifying stock incentive compensation and other incentive arrangements, and authorizing related agreements. For additional information on the Compensation Committee, please see the subsections titled “Compensation Committee” and “What is the Board’s involvement in risk oversight?” in the “Governance of the Company” section of this Proxy Statement.

Role of the Independent Compensation Consultant

In 2022, the Compensation Committee engaged Meridian Compensation Partners, LLC (“Meridian”). The Compensation Committee considers analysis and advice from Meridian when making compensation decisions and recommendations for the Chief Executive Officer and other NEOs. When appropriate, Meridian obtains input from management to ensure their advice and recommendations reinforce the Company’s business strategy, principles and values. The Compensation Committee has assessed the independence of Meridian pursuant to the NYSE listing standards and SEC rules and has concluded there is no conflict of interest raised by Meridian’s work that would prevent Meridian from providing independent advice to the Compensation Committee.

During 2022, Meridian assisted the Compensation Committee as follows:

•	analyzing and recommending the peer group;
•

providing competitive compensation information for peer companies and general industry data to assess base salary, annual incentive plan targets and long-term incentive targets with that of peers and the competitive market;

•	advising on the annual and long-term incentive program and design;
•	advising on the compensation of the Chief Executive Officer;
•	advising on the treatment of executive compensation upon new hire and separation events;
•	advising on current market trends and regulatory updates;
•	assisting with annual compensation programs risk assessment; and
•	advising on non-employee director compensation.

Competitive Market Pay Information

Our compensation programs are designed to be competitive with companies of comparable size and industry with whom we compete for executive talent. We review competitive market compensation data annually related to salary, annual incentives, long-term incentives and total target compensation. The Compensation Committee compares NEO compensation to the median of the market data as a reference point, not as a specific benchmark for setting compensation. The market compensation data is used as one of several reference points for determining the form and amount of compensation. To determine target compensation amounts, the Compensation Committee also considers additional factors such as the responsibilities, performance, contributions and experience of each NEO.

The Compensation Committee annually reviews and updates this peer group with input provided by its external compensation consultant. When reviewing our peer group, we use specific selection criteria to screen for companies that are comparable in size, have similar business economics and may be a potential source/destination of executive talent. Specific criteria included:

•	location;
•	industry profile (distribution and chemical businesses);
•	comparative size (based on revenue, profit margin and market capitalization);
•	go-to market strategies and channels; and
•	availability of publicly disclosed information.

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Executive Compensation

2022 Executive Compensation Peer Group

For purposes of making executive compensation decisions for all NEOs for fiscal year 2022, the compensation peer group consisted of 25 companies split between Chemical Manufacturers and Distribution Peer Groups to more accurately assess appropriate pay levels and to identify incentive program design approaches for two distinct segments of our business to ensure competitiveness of our executive compensation programs.

To reflect mergers and acquisition activity and differences in the ownership structure, the Compensation Committee approved updates to the Distributors Peer Group for 2022. Based on our established peer review criteria and recommendations provided to the Compensation Committee by Meridian, we removed three peers (Performance Food Group Company, HD Supply Holdings, Inc. and Watsco, Inc.) and added two additional companies (Owens & Minor, Inc. and Veritiv Corporation) to maintain a balanced peer group. The Chemical Manufacturers Peer Group remained unchanged.

Chemical Manufacturers Peer Group (12 Peers)
Albemarle Corporation	Celanese Corporation	RPM International Inc.
Ashland Global Holdings Inc.	CF Industries Holdings, Inc.	The Chemours Company
Avient Corporation	FMC Corporation	The Mosaic Company
Axalta Coating Systems Ltd.	Olin Corporation	Trinseo S.A.
Distributors Peer Group (13 Peers)
Avnet, Inc.	Insight Enterprises, Inc.	US Foods Holding Corp.
Beacon Roofing Supply, Inc.	LKQ Corporation	Veritiv Corporation
CDW Corporation	Owens & Minor, Inc.	W.W. Grainger, Inc.
Genuine Parts Company	Patterson Companies, Inc.	WESCO International, Inc.
Henry Schein, Inc.

2023 Executive Compensation Peer Group

The Compensation Committee did not change the Company’s peer group for fiscal year 2023 from the peer group used for fiscal year 2022.

Risk Assessment

The Compensation Committee seeks to ensure that the executive compensation program does not encourage executives to take excessive risks that are inconsistent with the long-term success of the Company. The Company, with the assistance of Meridian, annually reviews its executive and non-executive compensation programs, including pay mix and the metrics and design of the short- and long-term incentive programs. Our incentive compensation programs include risk-mitigating components such as:

•	multiple financial performance metrics;
•	robust performance measure selection and goal setting;
•	balanced mix of short-term and long-term incentives;
•	balanced mix of long-term incentive components, including time and performance-based restricted stock units;
•	maximum caps on both short-term and long-term incentive payouts;
•	clawback provisions to recoup incentive compensation where appropriate; and
•	stock ownership requirements.

Based upon the review of executive and non-executive compensation programs, the Compensation Committee’s discussions and the risk-mitigating factors identified above, the Compensation Committee has determined that none of the compensation programs encourage or create excessive risk-taking, and none are reasonably likely to have a material adverse effect on the Company.

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Executive Compensation

Stock Ownership Requirements

The Company believes that it is in the best interests of the Company and its stockholders to align the financial interests of its directors and senior executive officers with those of stockholders. The Company has stock ownership requirements to ensure that the compensation for directors and officers aligns with the performance of the Company and its stockholder value.

The following table provides the ownership requirements for senior executives, all of whom have met or are on track to meet the requirement.

Position	Multiple of Base Pay

Chief Executive Officer	6X
Chief Financial Officer	4X
Other Senior Executives	2X

Senior executives subject to this policy are required to achieve applicable ownership requirements within five (5) years of becoming subject to such requirement. The value of the equity for purposes of compliance with this policy is determined based on a 200-day trailing average of the stock price.

The following forms of equity are counted in determining compliance with this policy:

•	shares of the Company’s common stock owned outright or beneficially;
•	restricted stock or restricted stock units even while unvested;
•	performance-based restricted stock units that have been earned; and
•	deferred share units even while unvested.

Until the ownership requirements are met, the covered executive is prohibited from selling Company shares, except to the extent shares are withheld to satisfy tax obligations at the time the award vests.

Clawback Policy

The Company has a policy for the reclamation of incentive compensation (the “Clawback Policy”) that covers employees of the Company or one of its subsidiaries who receive incentive compensation (“Employees”), including current or former named executive officers, Section 16 officers, any vice president in charge of a principal business unit or function and any other officer or person performing policy making functions (collectively, “Covered Individuals”). The Clawback Policy allows the Company to recover “excess” incentive compensation paid to Employees in the event that the Company concludes that a financial statement used as the basis for calculating incentive compensation is required to be restated to correct a material error. The Clawback Policy applies to Employees as follows:

•	With respect to Covered Individuals, the policy has a no-fault provision and therefore applies whether or not such person was involved in the cause of the restatement.
•

With respect to all other Employees, the policy applies when such person’s intentional or willful action or inaction caused, in whole or in part, the material error in the previously issued financial statement.

Excess incentive compensation refers to the difference between the amount of incentive compensation granted, issued, paid, earned or vested and the amount that should have been granted, issued, paid, earned or vested based on the restated and corrected financial restatement. The Company will revise the Clawback Policy in accordance with the final NYSE listing standards addressing the SEC's adoption of Exchange Act Rule 10D-1 in October 2022.

In addition, in the event of Misconduct by a Covered Individual or Employee, the Clawback Policy allows the Company to recoup any Incentive Compensation amounts paid, granted, issued, earned or vested relating to the Misconduct, as well as any Incentive Compensation that was paid, granted, issued, earned or vested after the Misconduct. “Misconduct” means engaging in intentional bad acts related to one’s employment with the Company or one of its subsidiaries including, but not limited to, fraud, felonious criminal activities, falsification of Company records, gross negligence, violent acts or threats of violence, or unethical conduct that causes substantial reputational harm to the Company or exposes the Company to substantial legal liability.

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Executive Compensation

Stock Grant Dating Policy

The Company has adopted equity grant policies to ensure that granting practices remain neutral regarding participant benefit. For example, annual grants will be valued based on the closing stock price on the date of the Compensation Committee’s meeting where such annual grants are approved, and the date of this meeting is set during the prior year. The exercise price of stock option grants or the value price for other stock awards will be the closing stock price on that date.

For equity grants to participants outside of the annual grant process (i.e., in the event of new hire, promotion or other event), the triggering event is intended to be the employment start date or the promotion date. These equity grants are to be made on the fifth business day of the month following the month during which the triggering event occurred. The exercise price for such stock option grants or the value price for other stock awards will also be the closing stock price on the fifth business day of the month following the month during which the triggering event occurred.

Limited Trading Windows; No Hedging or Pledging Transactions

Generally, executive officers and directors can trade Univar Solutions’ stock only when they do not have any material nonpublic information and there is not a trading blackout in place. In addition, executive officers are prohibited from engaging in hedging and pledging transactions. See “What are the Company’s practices or policies regarding insider trading, hedging, pledging and margin accounts?”

Elements of the Company’s Executive Compensation Program

During fiscal year 2022, the compensation program for executive officers, including NEOs, consisted of base salary, short-term incentive compensation, long-term incentive compensation and certain benefits.

*The percentage ratios do not add up exactly due to rounding.

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Executive Compensation

Set forth below is a chart outlining each element of the 2022 executive compensation program, the objectives of each component and certain key measures that may be used in determining each component.

Pay Component	Purpose and Key Features	Primary Metrics
Base Salary	• Compensates for expected day-to-day contribution • Provides competitive pay to attract and retain executives • Delivered in cash	• Individual performance • Market pay rates • Skills, experience and expertise
Annual Cash Incentives	• Short-term, at-risk compensation • Focus on the achievement of annual operating plan financial objectives • Maximum payout is capped at 200% of target • Delivered in cash	• Corporate Adjusted EBITDA • Corporate Average Working Capital • Individual Performance Criteria
Equity Awards

•     Long-term, at-risk compensation

•     Aligns executives with the long-term interests of stockholders and creates an “ownership culture”

•     Recognizes executive’s recent performance and potential future contributions

•     Serves as a retention incentive

•     Provides a total compensation opportunity with payouts varying based on operating and stock price performance

•     Granted in an equal mix of performance and time-based restricted stock units and delivered in Company shares

•     Cumulative Adjusted EPS over the three year performance period

•     Three-year average Adjusted ROIC performance

•     ESG scorecard with diversity & inclusion, emissions reduction and workplace safety performance metrics

•     Relative TSR as a payout modifier

Executive officers are eligible to participate in benefit programs available to the broader employee population. Additional benefits specific to the executive compensation program include nonqualified retirement benefit plans, financial planning assistance, physical examination expense reimbursement and change-in-control benefits.

A description of each component of compensation for the NEOs in 2022 is below, including a discussion of the factors considered in determining the applicable amount payable or achievable under each component.

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Executive Compensation

Determination of Named Executive Officer Compensation

Base Salary

Base salaries are set to attract and retain executive talent. The determination of each executive’s base salary considers individual performance and contribution, experience in the role, market rates of pay for comparable roles and internal equity. Each year, the Company’s Chief Executive Officer proposes base salary adjustments, if any, for all NEOs, excluding himself, based on performance, changes in responsibilities, market data and other relevant factors. His proposal is subject to review and approval, with or without modifications, by the Compensation Committee. Adjustments to the Chief Executive Officer’s salary are initiated and approved by the Compensation Committee directly.

For 2022, the Compensation Committee approved modest merit and market-based alignments, which resulted in base salary increases ranging from 4% to 7%. The table below discloses the base salary rate for each NEO in 2022. Actual base salaries earned by the NEOs in 2022 are reported in the Salary column of the Summary Compensation Table.

Named Executive Officer	2021 Base Salary Rate (Effective as of January 1, 2021, or upon hiring)	2022 Base Salary Rate (Effective as of January 1, 2022)	Percent Change

David C. Jukes	$1,000,000	$1,050,000	5%
Nicholas W. Alexos	$675,000	$702,000	4%
Nicholas Powell(1)	$516,928	$494,686	7%
James B. Holcomb	$575,000	$598,000	4%
Noelle J. Perkins	$494,950	$530,000	7%

(1)

Amounts for Mr. Powell converted from GBP to USD using a December 31, 2022 exchange rate of 1.2099 for 2022, and a December 31, 2021 exchange rate of 1.35280 for 2021. Accordingly, although Mr. Powell received a base salary increase for 2022, the amount as reflected in U.S. dollars is lower due to the foreign currency exchange rate fluctuation.

Annual Cash Incentives

Annual cash incentives are designed to focus the NEOs on achieving results against key financial metrics for the Company. By conditioning a significant portion of the NEOs’ total cash compensation on the Company’s annual performance, the program reinforces the focus on achieving profitable growth and managing working capital, all while managing risk.

All of the Company’s NEOs participate in the Univar Solutions Incentive Plan (“UIP”), which provides annual cash incentives based on performance against key financial metrics. The metrics and weights are recommended by management each year to the Compensation Committee, which then determines whether adjustments are needed and approves the final plan metrics and weights. The Compensation Committee has the discretion to modify UIP goals, metrics and payouts but such discretion is rarely exercised.

For NEOs, the UIP is designed to pay cash awards when the Company meets or exceeds threshold corporate and performance goals for the year. Actual incentives for corporate performance can range from 0% to 200% of an NEO’s incentive opportunity (before application of the individual performance multiplier), dependent on the level of performance achieved. If threshold performance is not achieved for a financial performance measure, then no cash incentive award is earned with respect to such measure.

Structure

The structure of the UIP includes both corporate performance and individual performance components, each of which are described in detail below. The following chart gives an overview of the structure of the UIP awards for 2022:

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Executive Compensation

Individual UIP Target Opportunities

UIP target payouts to the Company’s NEOs are defined as a percent of an NEO’s base salary, which is generally defined as all cash paid to an NEO during the plan year less any bonuses, allowances and disability pay. Annually, the target incentive percentages for our NEOs are reviewed by the Compensation Committee and adjusted as appropriate based on external market data, changes in roles and responsibilities, and internal equity. For fiscal year 2022, the Compensation Committee approved a market-based increase to the target incentive opportunity of Mr. Jukes to maintain competitiveness of our executive compensation program.

For 2022, individual UIP targets and the performance metrics and weights for the NEOs are described in the tables below.

Name	2021 Target Opportunity (Percentage of Base Salary)	2022 Target Opportunity (Percentage of Base Salary)

David C. Jukes	125%	130%
Nicholas W. Alexos	80%	80%
Nicholas Powell	80%	80%
James B. Holcomb	80%	80%
Noelle J. Perkins	70%	70%

Corporate Performance Metrics and Weights

The Compensation Committee approved the following performance metrics and target goals for the 2022 UIP, as these metrics indicate the Company’s success with respect to profitability and efficiency of its cash flow.

Metric	Description	Weight	Link to Strategy
Adjusted Earnings Before Interest, Taxes, Depreciation and Amortization (Adjusted EBITDA)

Consolidated net income (loss), plus the sum of net interest expense, income tax expense, depreciation, amortization, impairment charges, other operating expenses, net (which primarily consists of employee stock-based compensation expense, restructuring charges, litigation settlements, other employee severance costs, other facility closure costs, acquisition and integration related expenses and other unusual or non-recurring expenses), (gain)/loss on sale of business, loss on extinguishment of debt and other income (expense), net (which primarily consists of gains and losses on foreign currency transactions and undesignated derivative instruments, nonoperating retirement benefits, and other non-operating activity), in 2020, Brazil VAT charge, and in 2019 inventory step-up adjustment and Brazil VAT recovery.

		75%	• Focuses executives on achieving responsible, profitable growth • Encourages the pursuit of appropriate streamlining opportunities to maximize Company earnings
Average Working Capital (AWC)	The 13-month average of net working capital as a percent of the last 12-months’ sales (monthly summation of accounts receivable plus inventory less accounts payable divided by the last 12-months’ sales).	25%	• Encourages strong cash flow management

Corporate Performance Goals

The performance criteria are generally established in a manner that permits the UIP participants to earn incentives at target levels for target performance, below target levels for below target performance (subject to a minimum threshold that must be met for any payout to occur, with threshold equating to 0% payout for the Adjusted EBITDA component and 50% payout for the AWC component) and above target levels (with a cap at 200% of targeted levels [maximum]) for above target performance. Payouts at performance levels between threshold, target and maximum are based on a straight-line interpolation.

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Executive Compensation

For goals assigned to the Adjusted EBITDA metric, the threshold was set above fiscal 2021 actual EBITDA performance, so that no short-term incentive is paid under the EBITDA metric, if performance falls below the 2021 actual level. In addition, the target was set to align with the Company’s annual operating plan, which was approved in December 2021.

Adjusted EBITDA	2021 Actual	2022 Threshold	2022 Target	2022 Maximum

Goal	$798M	$825M	$850M	$920M
Attainment		50%	100%	200%

The Compensation Committee believes that the goals assigned to the Average Working Capital metric were also rigorous. This metric, where lower numbers indicate better performance, was set based upon meeting or exceeding our annual operating plan. Changes in operating plan working capital needs drive this target up or down in any particular year. Fiscal 2022 targets reflected planned higher Days Inventory Outstanding resulting from the Company’s desire to ensure security of supply for its customers during a time of supply chain dislocation and uncertainty.

Average Working Capital	2021 Actual	2022 Threshold	2022 Target	2022 Maximum

Goal	14.4%	15.4%	14.8%	14.2%
Attainment		50%	100%	200%

Corporate Performance Outcome

The aggregate corporate performance attainment under the UIP for 2022 was 150% of target. That result is described in the following calculation:

Metric	2022 Threshold	2022 Target	2022 Maximum	Actual Achievement	Attainment	Weight	UIP Corporate Payout Contribution

Adjusted EBITDA	$825M	$850M	$920M	$1,046M	200%	75%	150%
Average Working Capital	15.4%	14.8%	14.2%	15.5%	0.0%	25%	0.0%
UIP Corporate Performance Attainment							150.0%

Individual Performance Assessment

At the beginning of the year, criteria and goals were set to evaluate the individual performance for each of our NEOs. Generally speaking, the goals for each person aligned with the Company’s overall strategy and priorities but were customized for the individual based on his or her responsibilities. The performance of our executive team was evaluated along three broad areas: first, the degree to which the goals were achieved; second, the manner in which the goals were achieved, including the extent to which the individual modeled the Company’s values, which must be endemic to the culture and leadership; and third, other factors relating to the individual’s performance that are not fully captured by either the goal achievement or the cultural values. Individuals are rated on a scale of 1 to 5, with a 3 equating to “meets expectations;” a 4 equating to “exceeds expectations;” and a 5 equating to “far exceeds expectations.” A rating of a 1 or 2 would indicate individual performance did not meet expectations.

Executive	Individual Performance Rating	Rationale
David C. Jukes	4	Overall company performance; compelling and visionary leadership; agile strategic thinking
Nicholas W. Alexos	4	Successful achievement of Credit-to-Cash targets, S22 EBITDA margin goal, and finance organization re-design.
Nicholas Powell	4	M&A pipeline development, new supplier authorizations, and launch of Sustainable and Natural product offering
James B. Holcomb	4	Achieved record EBITDA performance, NPS scores, and safety performance for the region
Noelle J. Perkins	4	Global implementation of contract lifecycle management system, resolution of certain litigation matters, and proactive leadership in relation to public company governance matters

The individual performance assessment factor for each NEO (other than the CEO) is recommended by the CEO and approved by the Compensation Committee. The Board determines the individual performance assessment factor for the CEO. For the 2022 UIP, an individual performance rating of 4 resulted in a UIP individual performance multiplier of 110%.

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Executive Compensation

UIP Payouts

The calculation for each Named Executive Officer’s UIP payout is shown in the table below.

Executive	2022 Base Salary	Target Opportunity (% of Base Salary)	Corporate Performance	Individual Performance	Payout Earned

David C. Jukes	$1,050,000	130%	150.0%	110%	$2,252,250
Nicholas W. Alexos	$702,000	80%	150.0%	110%	$926,640
Nicholas Powell (1)	$494,686	80%	150.0%	110%	$652,985
James B. Holcomb	$598,000	80%	150.0%	110%	$789,360
Noelle J. Perkins	$530,000	70%	150.0%	110%	$612,150

(1)	Amounts for Mr. Powell converted from GBP to USD using a December 31, 2022 exchange rate of 1.2099.

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Executive Compensation

Long-Term Incentives

2022 Long-Term Incentive Plan Design

The Compensation Committee uses long-term incentives (“LTI”) as a tool to align our NEOs’ interests with those of stockholders and to build meaningful ownership in the Company. Our long-term incentive awards represent a substantial portion of NEOs’ compensation to incentivize sustainable long-term stockholder value growth and to promote retention because full award vesting generally requires continued employment for multiple years. LTI awards for the NEOs, except for the Chief Executive Officer, are recommended by the Chief Executive Officer and approved by the Compensation Committee. The LTI award for the Chief Executive Officer is initiated and approved directly by the Compensation Committee.

In 2022, 50% of the target long-term award value was delivered in Performance-Based Restricted Stock Units (“PRSUs”) that vest at the end of the three-year performance period subject to meeting pre-established performance metrics and 50% in Restricted Stock Units (“RSUs”) that vest ratably over three years.

LTI Component	Weighting of Grant Value	Vesting Conditions	Performance Linkage
Performance-Based Restricted Stock Units	50%	3-year performance cycle Vesting tied to achievement of EPS, ROIC, ESG Scorecard metrics with a relative TSR modifier

•  Incentivizes achievement of long-term growth goals

•  Incorporates both absolute and relative performance measures

•  Aligns compensation with ESG performance

•  Tied to stock price performance and long-term stockholder value

•  Supports retention

Restricted Stock Units	50%	3-year ratable vesting	• Tied to stock price performance and long-term stockholder value • Supports retention

The following table shows each NEO’s 2022 target LTI award value. The Compensation Committee determined the target LTI award values following a review of aggregated peer company and general industry market data for the positions held by the Company’s NEOs and also considered individual factors such as the responsibilities, performance, contributions and experience of each NEO. Meridian aggregated and presented the data to the Compensation Committee to facilitate their decisions. The Company also presents the Compensation Committee with a dilution impact analysis, including a review of the equity grants made under our equity plans against peer group practices.

Name	2022 LTI Target Award Value($)	2021 LTI Target Award Value ($)

David C. Jukes	4,700,000	4,500,000
Nicholas W. Alexos	2,000,000	2,000,000
Nicholas Powell(1)	800,000	575,000
James B. Holcomb(1)	800,000	575,000
Noelle J. Perkins(1)	800,000	500,000

(1)

The increase from the 2021 LTI Target Award Value to the 2022 LTI Target Award Value was primarily to maintain market competitiveness and to adjust for increases based on available market comparison data.

In addition to the Company’s regular grants under the LTI program described above, in December 2022, to ensure retention during a time of strategic uncertainty for the Company, each of Messrs. Holcomb and Powell received a one-time grant of time-based RSUs, each with a grant date fair value of $500,014, that vests on the second anniversary of the grant date, subject to continued employment through such date.

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Executive Compensation

2022 Performance-Based Restricted Stock Unit Grants

The 2022 PRSUs directly support the Company’s strategic objectives by linking significant portion of the executives’ compensation to the Company’s stock price performance and the achievement of critical performance objectives aligned to our financial and non-financial long-term growth drivers.

In response to stockholders’ feedback, in 2021 the Compensation Committee changed the design of the long-term performance program to eliminate duplication with the short-term program, to incorporate an ESG scorecard, and to add a relative performance component. In 2022, the Compensation Committee further adjusted the way in which the Adjusted EPS metric is measured.  Starting with the 2022 grant, the Adjusted EPS metric is a three-year cumulative target.  In addition, the Compensation Committee approved the percentage of diverse people leaders within the Company as the diversity and inclusion metric included in the ESG Scorecard. Our Emission Intensity and Safe Workplace performance metrics are the same. The structure of the long-term incentive program, applicable to the FY2022—FY2024 performance period that began January 1, 2022, and will end December 31, 2024, is highlighted in the chart below:

Metric	Weighting	Rationale/Measurement
Cumulative Adjusted EPS over 3-Year Period	50%	• Strong long-term growth indicator that is inclusive of multiple financial metrics • Measures attainment of a 3-year cumulative target set at the start of the performance period
3-Year Average Adjusted ROIC	35%	• Reflects balance sheet performance and promotes long-term corporate stability • Measures attainment of a 3-year average target set at the start of the performance period
ESG Scorecard	15%	• Motivates long-term management of our ESG priorities, including the following quantifiable 3-year metrics: ○ 5% Diversity & Inclusion— Percentage of diverse people leaders ○ 5% Emissions Intensity—GHG reduction target aligned with our 2025 goal ○ 5% Safe Workplace—Total Case Incident Rate (TCIR) rate reduction aligned with our 2025 goal
TOTAL	**100%**	
Relative TSR Modifier	+/- 20% Potential Adjustment for Earned PRSUs	• Applies to earned performance RSUs to further align realized pay with stockholder outcomes • Measures 3-year TSR performance relative to our combined 25-company benchmarking peers

Univar Solutions 3-Year TSR Rank	Relative TSR Modifier Range
Below 20th %ile	-20% modifier to payout
Between 20th and 40th %ile	-20% to 0% modifier (linear interpolation)
Between 40th and 60th %ile	No modification to payout
Between 60th and 80th %ile	0% to +20% modifier (linear interpolation)
Above 80th %ile	+20% modifier

- If the Company’s TSR is negative over the 3-year performance period (measured using a 20-day average stock price before the start and end of the 3-year performance period), awards cannot be modified upwards

The Adjusted EPS and average Adjusted ROIC metrics have a threshold, target and maximum level of performance corresponding to payout levels. These performance levels were based on a rigorous bottom-up analysis and align with the Company’s five-year strategy. The metrics in the ESG scorecard have only one level of performance—either the target is achieved, or no payout is earned for each ESG metric. The Compensation Committee approved each PRSU goal at the time of grant. Due to the proprietary and competitive nature of the Company’s business strategy and internal budgets that inform the Adjusted EPS and average Adjusted  ROIC

52

Executive Compensation

targets, the Compensation Committee plans to disclose the goals for these awards following the end of the performance period. The ESG scorecard goals are aligned to those set forth in the Company’s ESG Report.

The PRSU grants actually awarded to each of our NEOs under our LTI program in 2022 (at the target level), calculated by taking 50% of the target dollar value described above divided by our closing stock price on the date of grant, were as follows: Mr. Jukes – 82,830; Mr. Alexos – 35,250; Mr. Powell – 14,100; Mr. Holcomb – 14,100; and Ms. Perkins – 14,100.

No part of the PRSU award is considered earned until the end of the performance period, and the vesting level could range between 0% for below threshold performance up to 200% (after accounting for the relative TSR modifier) for maximum performance.

Outcome of 2020—2022 Performance-Based Restricted Stock Unit Grants

In December 2022, the Compensation Committee reviewed and certified the average Adjusted EBITDA and average ROIC performance results of the fiscal years 2020-2022 performance period applicable to the PRSU awards granted in 2020 against the targets set at the beginning of the three-year performance period. Based on the assessment, the Compensation Committee approved the final payout performance percentage for the 2020-2022 PRSUs of 165.9% of target, with performance threshold, target, maximum and actual performance levels presented below.

PRSU Metric	Performance Period	Weight	Threshold ($M) Earns 50% of PRSU Award	Target ($M) Earns 100% of PRSU Award	Maximum ($M) Earns 200% of PRSU Award	Results ($M)	Payout % of Target

Corporate Adjusted EBITDA ($M)	2020 - 2022 Average	50.0%	$750.0	$798.0	$872.0	$826.2	138.1(1)
Corporate ROIC(2)	2020 - 2022 Average	50.0%	8.8%	9.8%	11.3%	11.2%	193.8%

Total Weighted Payout	165.9%

(1)

The original performance period for the PRSUs ran from January 1, 2020 through December 31, 2022.  Given the possibility of a possible change in control/restructuring event, in order to mitigate potential change in control excise taxes, the Compensation Committee determined it would truncate the performance period and instead measure the metrics from January 1, 2020 through December 23, 2022 so that earned awards could be paid during the 2022 calendar year. The Compensation Committee certified actual performance on December 26, 2022 based on the best information available on that date and such results are disclosed in the table above. The actual results for the original performance period ending on December 31, 2022 would have been $826.5 million in Adjusted EBITDA and 11.2% in ROIC, which would have resulted in a payout percentage of 164.4% of target.

(2)

The ROIC target for the 2020-2022 performance period reflected an updated methodology for the ROIC calculation that applied a different treatment of goodwill and intangibles and resulted in a lower ROIC target value compared to the prior performance period. Despite lower target level, the compensation program maintained the same level of rigor as in the prior performance periods.

2022 Restricted Stock Units

The 2022 restricted stock units directly support the Company’s objective of linking realized value to the Company’s stock price with the final value of vested RSUs directly tied to the Company’s share price on the vesting date. The 2022 RSUs’ multi-year vesting also help us to retain our NEOs. RSUs vest ratably over three years with the first vesting date occurring on the first anniversary of the RSUs’ grant date. Generally, an NEO must be continuously employed through the date of vesting to be eligible to receive a share payout on that date.

The RSU grants actually awarded to each of our NEOs under our LTI program in 2022, calculated by taking 50% of the target dollar value described above divided by our closing stock price on the date of grant, were as follows: Mr. Jukes – 82,830; Mr. Alexos – 35,250; Mr. Powell – 14,100; Mr. Holcomb – 14,100; and Ms. Perkins – 14,100.

In addition, as noted above, each of Mr. Holcomb and Powell received a one-time grant of 14,908 RSUs in December 2022 to ensure retention during a time of strategic uncertainty for the Company.

All of the NEOs’ outstanding equity awards as of December 31, 2022, under the 2020 Omnibus Incentive Plan (“2020 Equity Plan”), 2017 Omnibus Equity Incentive Plan (“2017 Equity Plan”), 2015 Omnibus Equity Incentive Plan (“2015 Equity Plan”) and the 2011 Stock Incentive Plan (“2011 Equity Plan”) are set forth in the Outstanding Equity Awards at Fiscal Year End 2022 table.

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Executive Compensation

2023 Long-Term Incentive Plan Design

Our 2023–2025 long term-incentive program maintained the same structure as the 2022—2024 program by continuing to utilize EPS and ROIC financial performance metrics along with an ESG scorecard and an overall relative TSR modifier.

Executive Severance Arrangements with Named Executive Officers

The Company has entered into executive severance agreements with each of its NEOs. The agreements include severance benefits, and the specific terms are described under “Agreements with our Named Executive Officers.” The Company believes that having severance arrangements with its executives is market competitive and beneficial because it provides retentive value and subjects the executives to key restrictive covenants. See “Agreements with our Named Executive Officers.”

Other Benefits

The general employment benefits provided to the NEOs are generally the same as those provided to other nonunion, salaried employees and include medical, dental, basic life insurance, short and long-term disability insurance, and a tax-qualified 401(k) plan.

In addition to the tax-qualified 401(k) plan, U.S.-based NEOs are eligible to participate in a nonqualified, unfunded supplemental defined contribution plan, the Univar Solutions Supplemental Savings Plan (“SSP”). The purpose of the SSP is to provide eligible management or employees of Univar Solutions with a deferred compensation plan benefit for amounts that exceed the limits imposed under the 401(k) plan. Mr. Powell participated in nonqualified deferred compensation plans in the UK similar to the SSP.

The Company provides limited executive benefits to its executive officers, which include an executive physical benefit and financial planning services.

On September 13, 2021, the Company entered into a Letter Agreement with Mr. Powell, which was further amended on September 12, 2022, in connection with his relocation to The Woodlands, Texas, United States from England effective as of October 1, 2021 until December 31, 2022 (as amended, the “Letter Agreement”). Under the Letter Agreement, Mr. Powell’s base salary and incentive compensation remains the same. Mr. Powell will receive or has received certain relocation benefits, including, without limitation, a housing allowance of up to Six Thousand Dollars ($6,000) per month, a relocation allowance of Fifteen Thousand Dollars ($15,000) both at the beginning and the end of the relocation assignment, and reimbursement for other customary relocation expenses. Mr. Powell will also receive tax equalization benefits and tax advisory support related to his U.S. assignment.

Compensation Committee Report

The Company’s Compensation Committee has reviewed the Compensation Discussion and Analysis, discussed it with management and, based on such review and discussions, recommended to the Board that the Compensation Discussion and Analysis should be included in this Proxy Statement.

This report has been furnished by the members of the Compensation Committee.

Compensation Committee

Robert L. Wood, Chair

54

Executive Compensation

Joan A. Braca	Mark J. Byrne	Kerry J. Preete

This Compensation Committee Report is required by the SEC and, in accordance with the SEC’s rules, will not be deemed to be part of or incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended, or under the Exchange Act, as amended, except to the extent that the Company specifically incorporates this information by reference, and will not otherwise be deemed “soliciting material” or “filed” under either the Securities Act or the Exchange Act.

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Executive Compensation

Executive Compensation Tables

Summary Compensation Table

The following table sets forth the compensation of our Named Executive Officers (NEOs) in the 2022 fiscal year and, if applicable, the fiscal years ended December 31, 2021 and 2020.

Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)	Stock Awards(1) ($)		Option Awards(2) ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value & Non Qualified Deferred Compensation Earnings ($)	All Other Compensation (3) ($)	Total ($)

David C. Jukes	2022	1,050,000	—	4,664,157		—	2,252,250	—	149,332	8,115,739
President and Chief	2021	1,000,000	—	4,593,901		—	2,279,750	—	226,073	8,099,724
Executive Officer	2020	1,000,000	—	3,374,933		1,124,978	151,800	—	160,198	5,811,909
Nicholas W. Alexos	2022	702,000	—	1,984,928		—	926,640	—	68,332	3,681,900
Executive Vice President and	2021	675,000	—	2,041,918		—	895,320	—	43,354	3,655,592
Chief Financial Officer	2020	649,039	—	3,000,057		500,004	75,237	—	10,175	4,234,511
Nicholas Powell(4)	2022	494,686	—	1,293,985	(5)	—	652,985	—	570,173	3,011,829
Senior Vice President,	2021	516,928	—	586,698		—	754,219	—	123,854	1,981,698
President of Europe, Middle East and Africa & Asia Pacific	2020	478,762	—	375,069		124,970	48,561	—	84,221	1,111,583
and Ingredients & Specialties
James B. Holcomb	2022	598,000	—	1,293,985	(5)	—	789,360	—	109,223	2,790,568
Senior Vice President,	2021	552,886	—	1,086,977		—	806,681	—	51,138	2,497,682
President of North America
and Chemicals & Services
Noelle J. Perkins	2022	530,000	—	793,971		—	612,150	—	66,165	2,002,286
Senior Vice President,	2021	491,734	—	510,480		—	684,846	—	56,435	1,743,495
General Counsel and Secretary,
Chief Risk Officer

(1)

The amounts set forth in this column represent the grant date fair value of RSU and target PRSU awards granted to each NEO, calculated in accordance with FASB ASC Topic 718 (with the value of the PRSUs based on the probable outcome of the performance conditions as of the grant date). See Note 14, “Share repurchase program and stock-based compensation,” to the Company’s audited consolidated financial statements for the year ended December 31, 2022, included in the Form 10-K for a discussion of the relevant assumptions used in calculating these amounts. Assuming the highest level of performance is achieved for the PRSUs, the maximum grant date value of the PRSUs granted in 2022 would be as follows: Mr. Jukes: $4,628,540; Mr. Alexos: $1,969,770; Mr. Powell: $787,908; Mr. Holcomb: $787,908; and Ms. Perkins: $787,908.

(2)	The Company did not grant stock options to any NEO in 2022 or 2021.
(3)

The 2022 amounts set forth in this column include contributions made by the Company under our retirement plans in the amounts of $86,072, $46,763, $46,264, and $46,395 for Messrs. Jukes, Alexos, and Holcomb and Ms. Perkins, respectively. The 2022 amount for Mr. Jukes includes tax preparation fees, gross ups and non-U.S. tax equalization payments; for Mr. Holcomb includes $30,000 in housing allowance benefits; and for Mr. Powell includes a car allowance, and $376,944 in tax equalization payments and $164,308 for various benefits related to his relocation to the U.S. Finally, the 2022 amounts for Messrs. Jukes, Alexos, Holcomb and Ms. Perkins include financial planning and executive physical benefits and the amounts for Messrs. Jukes, Alexos, Holcomb and Powell also include expenses related to spousal attendance at a Sales Team recognition meeting.

(4)

Amounts for Mr. Powell converted from GBP to USD using a: December 31, 2022 exchange rate of 1.2099 for 2022; December 31, 2021 exchange rate of 1.35280 for 2021; and December 31, 2020 exchange rate of 1.3664 for 2020.

(5)

This amount includes the value of Messrs. Holcomb and Powell’s target LTI award, plus the December 7, 2022, one-time grant of restricted stock units (with a grant date value of approximately $500,014). These grants were awarded for retention purposes.

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Executive Compensation

Grants of Plan-Based Awards for Fiscal Year 2022

The following table provides information concerning awards granted to the NEOs in the 2022 fiscal year.

		Estimated Possible Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)			All Other Stock Awards: Number of Shares of Stock/	All Other Option Awards: Number of Securities Underlying	Exercise or Base Price of Option	Grant Date Fair Value of Stock and Option
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)	Units (#)	Options (#)	Awards ($)	Awards ($) (3)

David C. Jukes
UIP		682,500	1,365,000	3,276,000
2020 Equity Incentive Plan	2/8/2022							82,830			2,349,887
2020 Equity Incentive Plan	2/8/2022				-	82,830	165,660				2,314,270
Nicholas W. Alexos
UIP		280,500	561,000	1,346,400
2020 Equity Incentive Plan	2/8/2022							35,250			1,000,043
2020 Equity Incentive Plan	2/8/2022				-	35,250	70,500				984,885
Nicholas Powell
UIP(4)		197,875	395,749	949,798
2020 Equity Incentive Plan	2/8/2022							14,100			400,017
2020 Equity Incentive Plan	2/8/2022				-	14,100	28,200				393,954
2020 Equity Incentive Plan	12/7/2022							14,908			500,014
James B. Holcomb
UIP		239,200	478,400	1,148,160
2020 Equity Incentive Plan	2/8/2022							14,100			400,017
2020 Equity Incentive Plan	2/8/2022				-	14,100	28,200				393,954
2020 Equity Incentive Plan	12/7/2022							14,908			500,014
Noelle J. Perkins
UIP		185,500	371,000	890,400
2020 Equity Incentive Plan	2/8/2022							14,100			400,017
2020 Equity Incentive Plan	2/8/2022				-	14,100	28,200				393,954

(1)

A discussion of the Univar Solutions Incentive Plan for fiscal year 2022, including bonus amounts paid based on actual performance, can be found under “Compensation Discussion and Analysis—Determination of Named Executive Officer Compensation—Annual Cash Incentives.”  The maximum values shown above are based on an assumed individual performance rating of 5 resulting in a UIP individual performance multiplier of 120%.

(2)

The PRSUs granted in 2022 correspond to a three-year performance period, FY2022—FY2024, in which actual earned awards are based upon the attainment of a cumulative Adjusted EPS target, a three-year average Adjusted Return on Invested Capital (ROIC) target, an ESG scorecard and a relative TSR modifier. The target award is specified in the table above and attainment can vary from 0% to 200%.

(3)

The amounts reported in this column are valued based on the aggregate grant date fair value. See Note 14, “Share repurchase and stock-based compensation,” to the Company’s audited consolidated financial statements for the year ended December 31, 2022, included in the Form 10-K for a discussion of the relevant assumptions used in calculating these amounts.

(4)      Amounts for Mr. Powell converted from GBP to USD using a December 31, 2022 exchange rate of 1.2099.

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Executive Compensation

Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table

Agreements with Our Named Executive Officers

The Company has entered into severance agreements with each of its NEOs. The material terms of each agreement are described below.

•

Mr. Jukes, Mr. Holcomb and Ms. Perkins are parties to a Severance and Change of Control Agreement with the Company, the form of which was filed as an exhibit to the Form 10-Q of the Company filed on November 5, 2020.

•	Mr. Alexos is party to a Severance and Change of Control Agreement with the Company filed as an exhibit to the Current Report on Form 8-K of the Company filed on December 16, 2019.
•

Mr. Powell is party to (i) a Severance and Change of Control Agreement with the Company, the form of which was filed as an exhibit to the Form 10-Q of the Company filed November 6, 2018; (ii) a Letter Agreement filed as an exhibit to the Current Report on Form 8-K of the Company filed on March 1, 2019; (iii) a Letter Agreement filed as an exhibit to the Current Report on Form 8-K of the Company filed on September 17, 2021; and (iv) a Letter Agreement filed as an exhibit to the Form 10-Q of the Company filed November 2, 2022.

All of the foregoing agreements provide for employment at-will and may be terminated at any time by either party except for Mr. Powell’s, which provides that Mr. Powell is required to give, and entitled to receive, 12 months’ notice of termination of employment other than in connection with his termination for Cause or for Good Reason (“Garden Leave”). The NEOs are entitled to certain severance benefits as outlined in the following chart:

	By the Company without “Cause” or by the Executive with “Good Reason”	Death or Disability	By the Company without “Cause” or by the Executive with “Good Reason” in connection with a “Change in Control”
Mr. Jukes

Lump sum payment equal to 18 months annual base salary, 1.5 times target bonus, pro rata bonus for the year of termination based upon the actual level of goal achievement, and 18 months medical and dental COBRA reimbursement

Target bonus for the year of termination

Lump sum payment equal to 30 months annual base salary, 2.5 times target bonus, pro rata bonus for the year of termination based upon target bonus opportunity, and 18 months medical and dental COBRA reimbursement

Mr. Holcomb and Ms. Perkins

Lump sum payment equal to 12 months annual base salary, target bonus, pro rata bonus for the year of termination based upon the actual level of goal achievement, and 18 months medical and dental COBRA reimbursement

Target bonus for the year of termination

Lump sum payment equal to 24 months annual base salary, 2 times target bonus, pro rata bonus for the year of termination based upon target bonus opportunity, and 18 months medical and dental COBRA reimbursement

Mr. Alexos	Lump sum payment equal to 12 months annual base salary plus target bonus, and pro rata bonus for the year of termination based upon the actual level of goal achievement	Target bonus for the year of termination and pro rata bonus for the year of termination based upon the actual level of goal achievement	Lump sum payment equal to 24 months annual base salary, 2 times target bonus, and pro rata bonus for the year of termination based upon the actual level of goal achievement
Mr. Powell	Lump sum payment equal to 12 months annual base salary plus target bonus	Target bonus for the year of termination	Lump sum payment equal to 24 months annual base salary plus 2 times target bonus

Any severance payments payable on a termination by the Company without “cause” or by the Executive for “good reason” pursuant to the agreement are subject to the execution and non-revocation of a release and reaffirmation of confidentiality, non-competition and non-solicitation covenants. “Cause” and “good reason” are defined in the agreement and summarized below.

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Executive Compensation

Definitions of Cause and Good Reason

The agreements, other than Mr. Alexos’, define “cause” and “good reason” in the same manner as follows:

•

“Cause” is (i) willful failure to perform material duties with respect to the Company (except where due to a physical or mental incapacity) which continues beyond fifteen (15) days after a written demand for performance of those duties is delivered to the Executive by the Company, or (ii) conviction of, plea of nolo contendere or any similar plea to commission of a felony or any criminal offence that carries a maximum sentence of six (6) months or more; any misdemeanor that is a crime of moral turpitude, or (iii) gross negligence or willful or gross misconduct in connection with the Executive’s employment, or (iv) engaging in outrageous activity or in any activity or behavior that is in violation of the Company’s code of conduct, as that may be in effect from time to time, where such activity or behavior is reasonably likely to cause material harm to the Company, or (v) breach of the non-competition, non-solicitation, or confidentiality covenants to which the Executive is subject, or (vi) breach of any fiduciary duty.

•

“Good reason” is (i) a material reduction in base salary or annual incentive compensation opportunity (excluding a reduction applicable to all employees in the same salary grade), or (ii) a material diminution in the Executive’s title, duties or responsibilities, or (iii) a transfer of the Executive’s primary workplace from Executive’s current workplace: by more than 100 miles for Mr. Powell and more than 35 miles for Messrs. Jukes and Holcomb and Ms. Perkins.

Mr. Alexos’ agreement defines “cause” and “good reason” as follows:

•

“Cause” is (i) willful failure to perform material duties with respect to the Company (except where due to a physical or mental incapacity) which continues beyond fifteen (15) days after a written demand for performance of those duties is delivered to the Executive by the Company, or (ii) conviction of, plea of nolo contendere or any similar plea to commission of a felony or any criminal offence that carries a maximum sentence of six (6) months or more; any misdemeanor that is a crime of moral turpitude, or (iii) gross negligence or willful or gross misconduct in connection with the Executive’s employment, or (iv) engaging in outrageous activity or in any activity or behavior that is in violation of the Company’s code of conduct, as that may be in effect from time to time, where such activity or behavior is reasonably likely to cause material harm to the Company, or (v) breach of the non-competition, non-solicitation, or confidentiality covenants to which the Executive is subject, other than immaterial breaches that are not reasonably likely to cause material harm to the Company, or (vi) breach of any fiduciary duty, other than immaterial breaches that are not reasonably likely to cause material harm to the Company.

•

“Good reason” is (i) a material reduction (greater than 10%) in base salary or annual incentive compensation opportunity (excluding a reduction applicable to all employees in the same salary grade), or (ii) a material diminution in the Executive’s title, duties or responsibilities, or (iii) a transfer of the Executive’s primary workplace by more than 100 miles from Executive’s current workplace.

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Executive Compensation

Outstanding Equity Awards at Fiscal Year End 2022

	Option Awards					Stock Awards

Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock that Have Not Vested (#)		Market Value of Shares or Units that Have Not Vested ($)(1)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights that Have Not Vested (#)(2)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights that Have Not Vested ($)(1)

David C. Jukes	51,050	—		28.73	2/2/2027	16,347	(3)	519,835	110,510	(8)	3,514,218
	44,390	—		26.82	2/7/2028	36,837	(4)	1,171,417	82,830	(9)	2,633,994
	53,957	—		28.30	5/9/2028	55,220	(5)	1,755,996
	—	61,274	(3)	22.94	2/21/2030

Nicholas W. Alexos	54,466	27,234	(3)	22.94	2/21/2030	16,374	(4)	520,693	49,120	(8)	1,562,016
						23,500	(5)	747,300	35,250	(9)	1,120,950

Nicholas Powell	23,200	—		28.73	2/27/2027	4,707	(4)	149,683	14,120	(8)	449,016
	14,270	—		26.82	2/7/2028	9,400	(5)	298,920	14,100	(9)	448,380
	5,284	—		21.75	2/6/2029	14,908	(6)	474,074
	6,807	6,807	(3)	22.94	2/21/2030

James B. Holcomb	—	—		—	—	8,211	(7)	261,110	14,120	(8)	449,016
						4,707	(4)	149,683	14,100	(9)	448,380
						9,400	(5)	298,920
						14,908	(6)	474,074

Noelle J. Perkins	6,443	—		27.78	4/6/2028	4,094	(4)	130,189	12,280	(8)	390,504
	9,900	—		21.75	2/6/2029	9,400	(5)	298,920	14,100	(9)	448,380
	10,893	5,447	(3)	22.94	2/21/2030

(1)	Calculated using the closing price of $31.80 per share of Univar Solutions common stock on the NYSE on December 31, 2022.
(2)

The PRSUs granted in 2020 correspond to a single three-year performance period in which actual earned awards are based on the attainment of average Adjusted EBITDA and ROIC performance. The PRSUs granted in 2021 correspond to three, single-year Adjusted EPS performance periods (the targets for all three periods were set in early 2021), plus a three-year performance period for Adjusted Average ROIC and an ESG Scorecard. The target award values are specified above, and attainment can vary from 0 to 200%.

(3)	Stock options granted on February 21, 2020, which vested on February 21, 2023. For Mr. Jukes, also includes RSUs granted on February 21, 2020, which vested on February 21, 2023.
(4)

RSUs granted on March 10, 2021, which will vest on March 10, 2024.  The RSUs that vested on December 31, 2022 would have vested on March 10, 2023 but for reasons relating to excise tax mitigation, the Compensation Committee accelerated the vesting date.  In connection with the accelerated vesting date, each recipient signed an agreement requiring the individual to return to the Company the value of the accelerated shares in the event that he or she ceased to be an employee before March 10, 2023.

(5)

RSUs granted on February 8, 2022. One-half will vest on each of the following dates: February 8, 2024 and February 8, 2025.  The RSUs that vested on December 31, 2022 would have vested on February 8, 2023 but for reasons relating to excise tax mitigation, the Compensation Committee accelerated the vesting date.  In connection with the accelerated vesting date, each recipient signed an agreement requiring the individual to return to the Company the value of the accelerated shares in the event that he or she ceased to be an employee before February 8, 2023.

(6)	RSUs granted for retention purposes on December 7, 2022. Vests in full on December 7, 2024.
(7)

RSUs granted on February 5, 2021, which will vest on February 5, 2024.  The RSUs that vested on December 31, 2022 would have vested on February 5, 2023 but for reasons relating to excise tax mitigation, the Compensation Committee accelerated the vesting date.  In connection with the accelerated vesting date, each recipient signed an agreement requiring the individual to return to the Company the value of the accelerated shares in the event that he or she ceased to be an employee before February 5, 2023.

(8)	Unearned PRSUs that will vest on March 10, 2024, subject to the attainment of the applicable performance goals, reported at their target amount.

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Executive Compensation

(9)	Unearned PRSUs that will vest on February 8, 2025, subject to the attainment of the applicable performance goals, reported at their target amount.

2022 Option Exercises and Stock Vested Table

The following table contains information concerning the options exercised by our NEOs and the vesting of restricted stock and performance based restricted stock unit awards held by our NEOs during 2022.

	Option Awards		Stock Awards

Name	Number of Shares Acquired on Exercise(#)	Value Realized on Exercise ($)(1)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(1)

David C. Jukes	300,836	2,950,885	225,109	11,896,886
Nicholas W. Alexos	—	—	168,292	5,486,221
Nicholas Powell	—	—	24,318	1,400,885
James B. Holcomb	—	—	26,621	924,910
Noelle J. Perkins	—	—	29,522	976,726

(1)

Reflects the vesting and settlement of a portion of the stock options, restricted stock units and performance based restricted stock units previously granted. For option awards, the value represents the difference between the market price of the underlying shares at exercise and the exercise price of the options. For stock awards, the value was computed by multiplying the number of shares of restricted stock units that have vested by the market value of the underlying shares on the applicable vesting date. The value reported as realized does not indicate that the NEO has actually sold the securities for cash. A number of awards vested on December 31, 2022 that would have vested in 2023, but for reasons relating to excise tax mitigation the Compensation Committee accelerated the vesting date. In connection with the accelerated vesting date, each recipient signed an agreement requiring the individual to return to the Company the value of the accelerated shares in the event that he or she ceased to be an employee before the original vesting date.

Nonqualified Deferred Compensation for Fiscal Year 2022

The following table sets forth certain information for the NEOs who participated in nonqualified deferred compensation plans.

Name	Executive Contributions in Last FY ($) (1)	Registrant Contributions in Last FY ($) (2)	Aggregate Earnings in Last FY ($) (3)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last FYE ($) (4)

David C. Jukes	362,401	74,472	(32,693)	—	588,150
Nicholas W. Alexos	—	18,409	(3,284)	—	30,273
Nicholas Powell(5)			98,398	—	460,427
James B. Holcomb	59,944	21,031	(10,601)	—	98,034
Noelle J. Perkins	68,206	19,014	(21,504)	—	186,565

(1)

Amounts in this column include contributions associated with 2021 base salary and bonus amounts earned in 2021 and paid in 2022. These amounts are also included in “Salary,” “Bonus” and/or “Non-Equity Incentive Plan Compensation” for fiscal year 2021 in the Summary Compensation Table.

(2)

Amounts in this column are included in “All Other Compensation” for fiscal year 2021 in the Summary Compensation Table. Company contributions associated with the 2021 bonus, paid in 2022, are not included in this column because that bonus was accrued in respect of 2021 service. Contributions associated with the 2022 bonus are included because that bonus was accrued in respect of 2022 service.

(3)

The aggregate earnings represent the market value change during fiscal year 2022 of the Deferred Compensation Plan. Because the earnings are not preferential or above-market, they are not included in the 2022 Summary Compensation Table.

(4)

Of this total, the following amounts were reported in prior years’ Summary Compensation Table: Mr. Jukes: $70,475; Mr. Alexos: $37,362; Mr. Powell: $103,385; Mr. Holcomb: $10,167; and Ms. Perkins: $43,466.

(5)	Amounts for Mr. Powell converted from GBP to USD using a December 31, 2022 exchange rate of 1.2099.

| ANNUAL MEETING NOTICE AND PROXY STATEMENT 2023 |	61

Executive Compensation

The SSP allows the NEOs and other eligible employees to defer up to 75% of eligible earnings that cannot be deferred under the 401(k) plan due to IRS covered compensation limits. Eligible earnings include salary and wages, bonuses and participant deferrals under the SSP, but do not include equity awards under the 2011, 2015, 2017 or 2020 Equity Plans, relocation expenses, any other deferred compensation, welfare benefits (including severance payments) or other special payments. The SSP provides an employer match of 100% of participant contributions, up to an aggregate of four percent of eligible compensation contributed by the participant to the Company’s 401(k) plan and SSP combined. The employer matching contribution is immediately 100% vested. Participants are also eligible to receive additional retirement contributions from Univar Solutions equal to an aggregate of four percent of eligible compensation. If the participant exceeds the applicable compensation limit, employer retirement contributions on compensation above the limit are made to the SSP. This additional contribution “cliff vests” upon the participant’s completion of three years of employment with Univar Solutions. The additional retirement contributions to both the 401(k) plan and the SSP are made on behalf of eligible employees regardless of the employee’s contributions.

The amount of earnings that an SSP participant receives depends on his or her investment elections for deferrals. Plan accounts are distributed on the first to occur of the participant’s death, permanent disability, or separation from service with the Company in a single lump sum either (i) in the month of January immediately following the calendar year in which the distribution event occurs, or (ii) if the participant has so elected prior to the calendar year in which the distribution event occurs, at a future date specified by the participant not less than five years from the January 31st immediately following the calendar year in which the distribution event occurs.

Potential Payments Upon Termination or Change in Control

The information below describes and quantifies certain compensation that would have become payable to the NEOs under plans and the NEOs’ respective agreements in existence at the end of fiscal year 2022 as if the NEOs’ employment had been terminated on December 31, 2022, given the respective NEO’s compensation and service levels as of such date and, where applicable, based on the fair market value of the Company’s common stock on that date. These benefits are in addition to benefits available generally to salaried employees, such as distributions under the 401(k) savings plans, disability benefits and accrued vacation benefits (where applicable).

Due to the number of factors that affect the nature and amount of any benefits provided upon the events discussed below, any actual amounts paid or distributed may be different. Factors that could affect these amounts include the timing during the year of any such event, the stock price on the date of the event and the executive’s age.

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Executive Compensation

For our NEOs, pursuant to respective agreements in effect on December 31, 2022, in the event the NEO’s employment had been terminated by the Company without “cause” or by the NEO for “good reason,” and in the event of death or disability with respect to the NEOs, in each case occurring on December 31, 2022, our NEOs would have been entitled to the severance payments set forth below. For a description of the potential payments upon a termination pursuant to the agreements with these NEOs, see “Agreements with our Named Executive Officers.” For a description of the consequences of a termination of employment or a change in control for the stock options, PRSUs, RSUs and/or restricted stock granted to NEOs under our equity plans, see the disclosure that follows the table below.

Name	Termination due to Death or Disability ($)		Termination Due to Qualified Retirement ($)		Termination Without Cause by the Company or by the NEO for Good Reason ($)		Termination in Connection with a Change in Control ($)

David C. Jukes
Cash Severance	1,365,000	(1)	2,252,250	(3)	5,905,822	(4)	8,320,822	(8)
Value related to Accelerated Vesting of Equity	10,138,347	(2)			-		10,138,347	(9)
Nicholas W. Alexos
Cash Severance	1,488,240	(1)			2,190,240	(5)	3,453,840	(10)
Value related to Accelerated Vesting of Equity	4,192,252	(2)			-		4,192,252	(9)
Nicholas Powell
Cash Severance	395,749	(1)			1,385,121	(6)	2,275,556	(11)
Value related to Accelerated Vesting of Equity	1,880,383	(2)			-		1,880,383	(9)
James B. Holcomb
Cash Severance	478,400	(1)			1,915,289	(7)	2,991,689	(12)
Value related to Accelerated Vesting of Equity	2,081,183	(2)			-		2,081,183	(9)
Noelle J. Perkins
Cash Severance	371,000	(1)			1,539,384	(7)	2,440,384	(12)
Value related to Accelerated Vesting of Equity	1,316,254	(2)			-		1,316,254	(9)

(1)	Represents a lump sum cash payment equal to the target bonus (plus, for Mr. Alexos only, the pro-rata actual bonus for 2022 assuming a December 31, 2022, termination date).
(2)

All unvested equity awards fully vest in the event of termination of employment or service by reason of death or disability; earned PRSU awards vest based on actual performance and unearned awards vest at target levels. The value of the equity awards is based on the Company’s closing stock price on December 30, 2022, of $31.80. assuming target level performance.

(3)	Mr. Jukes met the retirement criteria, as defined in the UIP plan document, and would be entitled to receive his earned bonus payout for the 2022 plan year.
(4)	Represents the sum of (i) 150% of target annual bonus, (ii) 18 months of base salary, (iii) pro rata actual bonus for 2022, and (iv) 18 months of medical and dental COBRA reimbursement.
(5)	Represents the sum of (i) 100% target annual bonus, (ii) 12 months of base salary, and (iii) pro rata actual bonus for 2022.
(6)

Represents the sum of (i) 100% target annual bonus, and (ii) 12 months of base salary. Includes an additional 12 months of salary that is assumed Mr. Powell would be entitled to in connection with his Garden Leave.

(7)	Represents the sum of (i) 100% of target annual bonus, (ii) 12 months of base salary, (iii) pro rata actual bonus for 2022, and (iv) 18 months of medical and dental COBRA reimbursement.
(8)	Represents the sum of (i) 250% of target annual bonus, (ii) 30 months of base salary, (iii) pro rata actual bonus for 2022, and (iv) 18 months of medical and dental COBRA reimbursement.
(9)

Equity awards are subject to double trigger vesting in the event of a change in control, meaning that if a change in control occurs and either (i) the awards are not assumed or replaced in the change in control or (ii) the individual experiences a qualifying termination of employment in connection with such change in control, then the awards will fully vest, with performance conditions deemed satisfied at the target level. The value of the equity awards is based on the Company’s closing stock price on December 30, 2022, of $31.80.

(10)	Represents the sum of (i) 200% of target annual bonus, (ii) 24 months of base salary, and (iii) pro rata actual bonus for 2022.
(11)

Represents the sum of (i) 200% of target annual bonus, and (ii) 24 months of base salary. Includes an additional 12 months of salary that is assumed Mr. Powell would be entitled to in connection with his Garden Leave.

(12)	Represents the sum of (i) 200% of target annual bonus, (ii) 24 months of base salary, (iii) pro rata actual bonus for 2022, and (iv) 18 months of medical and dental COBRA reimbursement.

| ANNUAL MEETING NOTICE AND PROXY STATEMENT 2023 |	63

Executive Compensation

Treatment of Equity Awards for Termination of Employment

2020 Equity Plan

Awards granted under the 2020 Equity Plan vest on a “double trigger” basis in connection with a change in control. In the event of a change in control, if a replacement award (an award of the same type and with the same or more favorable conditions than the award it is replacing) is granted, the award will continue following such change in control. If a participant’s employment terminates by the Company without cause or by the participant with good reason (as defined in the award agreements and plan document) at any time following a change in control, the vesting of replacement awards fully accelerates. In addition, if a replacement award is not provided, the vesting of the awards will be accelerated. Outstanding stock option awards would be settled in cash based on their value at the time of the change in control less their exercise price.

Additional information on the treatment of our outstanding equity awards in connection with a termination of employment is contained below for the NEOs.

All NEOs

Upon termination by reason of death or disability, any outstanding and unvested awards are fully vested. For PRSUs, any earned awards will fully vest, and any unearned awards will vest at target.

Upon termination by reason of retirement (as defined in the 2018, 2019, 2020, 2021 and 2022 award agreements), outstanding awards granted in 2018, 2019, 2020, 2021 and 2022 will continue to vest, provided the NEO remains employed as of the first anniversary of the grant date. Otherwise, only the first tranche of the award will continue to vest.

Upon any other termination (other than associated with a change in control), the outstanding and unvested awards will be forfeited.

If employment is terminated without “cause” or for “good reason” within eighteen (18) months after the change in control or three (3) months preceding the change in control, unvested awards would immediately vest, as set forth above.

Any vested options held upon a termination of employment expire on the earliest of the normal expiration date or 180 days from the effective date of the termination.

Under our equity plans, “change in control” is generally defined as:

•

any transaction that would result in the beneficial ownership or voting power (or both) of more than 50% of the Company’s then outstanding voting securities by one or more persons, entities or groups that are not, immediately prior to such transaction, affiliates of the Company;

•	within any 12-month period, the persons who were members of the Board at the beginning of such period cease to constitute at least a majority of the Board; or
•

the sale, transfer or other disposition of all or substantially all of the assets of the Company to one or more persons or entities that are not, immediately prior to such sale, transfer or other disposition, affiliates of the Company.

Treatment of Nonqualified Deferred Compensation on Termination

In the event that an NEO’s employment with the Company is terminated for any reason, the NEO will receive the balance of his deferred compensation account in accordance with the terms of the SSP. The balance of each NEO’s deferred compensation account as of the end of fiscal year 2022 is set forth in the table above titled “Nonqualified Deferred Compensation for Fiscal Year 2022.”

Pay Ratio Disclosure

The SEC’s pay ratio disclosure rules permit the use of estimates, assumptions and adjustments, and the SEC has acknowledged that pay ratio disclosures may involve a degree of imprecision. We believe that the below pay ratio is a reasonable estimate calculated in a manner consistent with the SEC’s pay ratio disclosure rules.

64

Executive Compensation

In determining the CEO pay ratio for 2022, the company used a determination date of December 31, 2022. On this date, the Company had 5,498 U.S.-based employees and 4,248 non-U.S. employees. The Company chose to exclude 496 employees from the following 18 countries: China (82), Czechia (10), Denmark (24), Finland (10), Germany (105), Greece (11), Hungary (16), Ireland (26), Norway (31), Poland (40), Portugal (12), Singapore (10), Slovakia (1), South Africa (3), Switzerland (31), Tunisia (1), Turkey (70) and United Arab Emirates (13). For the remaining 9,250 employees, excluding the CEO, the Company collected all payroll earnings data from January through December 2022 to select the median employee. The Company determined the median employee’s annual total compensation (calculated in accordance with the Summary Compensation Table) was $77,607 in 2022. The CEO’s annual total compensation for 2022 was $8,115,739.

As a result, we estimate that the ratio of CEO annual total compensation to median annual total compensation of all employees (excluding the CEO) in 2022 was 105:1.

| ANNUAL MEETING NOTICE AND PROXY STATEMENT 2023 |	65

Executive Compensation

Pay Versus Performance

As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(v) of Regulation S-K, we are providing the following information about the relationship between “compensation actually paid” to our principal executive officer (“PEO”) and to our non-PEO named executive officers (“non-PEO NEOs”) and certain financial performance of the Company. Compensation actually paid, as determined under SEC requirements, does not reflect the actual amount of compensation earned by or paid to our executive officers during a covered year. For further information concerning the Company’s pay-for-performance philosophy and how the Company aligns executive compensation with the Company’s performance, refer to the “Compensation Discussion and Analysis.”

Pay Versus Performance Table

					Value of Initial Fixed $100 Investment Based On:
Year (a)	Summary Compensation Table Total for PEO (b)	Compensation Actually Paid to PEO (c)(1)(2)	Average Summary Compensation Table Total for Non-PEO Named Executive Officers (d)	Average Compensation Actually Paid to Non-PEO NEOs (e)(1)(2)	Total Shareholder Return (f)(3)	Peer Group Total Shareholder Return (g)(3)	Net Income (in millions) (h)	Adjusted EBITDA (in millions) (i)(4)

2022	$8,115,739	$15,034,065	$2,871,646	$4,263,129	$131.19	$131.89	$545.3	$1,045.9
2021	$8,099,724	$16,681,374	$2,469,617	$3,959,536	$116.96	$148.63	$460.6	$797.7
2020	$5,811,909	$2,961,593	$1,794,275	$1,022,615	$78.42	$118.04	$52.9	$635.8

(1)

Mr. Jukes served as our PEO for the full year for each of 2022, 2021 and 2020.  For 2022, our non-PEO NEOs included Nicholas W. Alexos, Nicholas Powell, James B. Holcomb and Noelle J. Perkins.  For 2021, our non-PEO NEOs included Nicholas W. Alexos, Nicholas Powell, James B. Holcomb, and Noelle J. Perkins. For 2020, our non-PEO NEOs included Nicholas W. Alexos, Nicholas Powell, Jennifer A. McIntyre, Carl J. Lukach, Kimberly L. Dickens, Mark M. Fisher and Michael J. Hildebrand.

(2)

For each of 2022, 2021 and 2020, the values included in this column for the compensation actually paid to our PEO and the average compensation actually paid to our non-PEO NEOs reflect the following adjustments to the values included in column (b) and column (d), respectively.

66

Executive Compensation

David C. Jukes	2022	2021	2020

Summary Compensation Table Total for PEO (column (b))	$8,115,739	$8,099,724	$5,811,909
- SCT “Stock Awards” column value	($4,664,157)	($4,593,901)	($3,374,933)
- SCT “Option Awards” column value	$0	$0	($1,124,978)
+ year-end fair value of equity awards granted in the covered year that are outstanding and unvested as of the covered year-end(5)	$6,570,904	$9,054,084	$3,564,940
[+/-] year-over-year change in fair value of equity awards granted in prior years that are outstanding and unvested as of the covered year-end(5)	$1,305,176	$2,716,038	($1,540,689)
+ vesting date fair value of equity awards granted and vested in the covered year(5)	$877,998	$0	$0
[+/-] year-over-year change in fair value of equity awards granted in prior years that vested in the covered year(5)	$2,828,405	$1,405,429	($374,656)
Compensation Actually Paid to PEO (column (c))	$15,034,065	$16,681,374	$2,961,593

AVERAGE FOR NON-PEO NEOS	2022	2021	2020

Average SCT Total for Non-PEO NEOs (column (d))	$2,871,646	$2,469,617	$1,794,275
- SCT “Stock Awards” column value	($1,341,717)	($1,056,518)	($664,337)
- SCT “Option Awards” column value	$0	$0	($149,992)
+ year-end fair value of equity awards granted in the covered year that are outstanding and unvested as of the covered year-end(5)	$1,775,048	$2,010,624	$571,847
[+/-] year-over-year change in fair value of equity awards granted in prior years that are outstanding and unvested as of the covered year-end(5)	$252,812	$476,624	($109,665)
+ vesting date fair value of equity awards granted and vested in the covered year(5)	$205,507	$0	$0
[+/-] year-over-year change in fair value of equity awards granted in prior years that vested in the covered year (5)	$499,833	$59,189	($159,686)
- fair value as of prior-year end of equity awards granted in prior years that failed to vest in the covered year(5)	$0	$0	($259,827)
Average Compensation Actually Paid to Non-PEO NEOs (column (e))	$4,263,129	$3,959,536	$1,022,615

(3)

For each of 2022, 2021 and 2020, total shareholder return for the Company and the peer group was calculated as the yearly percentage change in cumulative total shareholder return, reflected in the dollar amounts in this column, based on a deemed fixed investment of $100 at market close on December 31, 2019.  The yearly percentage change in cumulative total shareholder return was measured as the quotient of (a) the sum of (i) the cumulative amount of dividends for the period from December 31, 2019 through and including the last day of the covered fiscal year (the “Measurement Period”), assuming dividend reinvestment, plus (ii) the difference between stock price per share at the end and the beginning of the Measurement Period, divided by (b) stock price per share at the beginning of the Measurement Period.  For purposes of this pay versus performance disclosure, our peer group is the S&P 500 Chemicals Index. Because fiscal years are presented in the table in reverse chronical order (from top to bottom), the table should be read from bottom to top for purposes of understanding cumulative returns over time.

(4)

Adjusted EBITDA is defined as consolidated net income (loss), plus the sum of net interest expense, income tax expense, depreciation, amortization, impairment charges, other operating expenses, net (which primarily consists of employee stock-based compensation expense, restructuring charges, litigation settlements, other employee severance costs, other facility closure costs, acquisition and integration related expenses and other unusual or non-recurring expenses), (gain)/loss on sale of business, loss on extinguishment of debt and other income (expense), net (which primarily consists of gains and losses on foreign currency transactions and undesignated derivative instruments, nonoperating retirement benefits, and other non-operating activity), in 2020, Brazil VAT charge, and in 2019 inventory step-up adjustment and Brazil VAT recovery.

(5)	Fair value of equity awards was computed in accordance with the Company’s methodology used for financial reporting purposes.

Pay Versus Performance Relationship Descriptions

The following graphical comparisons provide descriptions of the relationships between certain figures included in the Pay Versus Performance Table for each of 2022, 2021, and 2020, including: (a) a comparison between our cumulative total shareholder return and the total shareholder return of the Peer Group; and (b) comparisons between (i) the compensation actually paid to the PEO and the average compensation actually paid to our non-PEO NEOs and (ii) each of the performance measures set forth in columns (f), (h) and (i) of the Pay Versus Performance Table. The Company does not use net income to determine compensation levels or incentive plan payouts.

| ANNUAL MEETING NOTICE AND PROXY STATEMENT 2023 |	67

Executive Compensation

Relationship Between Compensation Actually Paid and Company Total Shareholder Return
Compensation Actually Paid
$18,000,000
$16,000,000
$14,000,000
$12,000,000
$10,000,000
$8,000,000
$6,000,000
$4,000,000
$2,000,000
$0
Total Shareholder Return
$160.00
$140.00
$120.00
$100.00
$80.00
$60.00
$40.00
$20.00
12/31/2019
2020
2021
2022
PEO Actual Pay
Ave. Non-PEO NEO Actual Pay
Company TSR
Peer Group TSR

Relationship Between Compensation Actually Paid and Company Net Income
Compensation Actually Paid
$18,000,000
$16,000,000
$14,000,000
$12,000,000
$10,000,000
$8,000,000
$6,000,000
$4,000,000
$2,000,000
$0
Net Income (in millions)
$600.00
$500.00
$400.00
$300.00
$200.00
$100.00
$0.00
2020
2021
2022
PEO Actual Pay
Ave. Non-PEO NEO Actual Pay
Net Income

68

Executive Compensation

Relationship Between Compensation Actually Paid and Adjusted EBITDA
$18,000,000
$16,000,000
$14,000,000
$12,000,000
$10,000,000
$8,000,000
$6,000,000
$4,000,000
$2,000,000
$0
Compensation Actually Paid
$1,200
$1,000
$800
$600
$400
$200
$0
Adjusted EBITDA (in millions)
2020
2021
2022
PEO Actual Pay
Ave. Non-PEO NEO Actual Pay
Adjusted EBITDA

Tabular List

The Company believes that the following represent the most important performance measures used to link compensation actually paid to NEOs for fiscal 2022 to the Company’s performance:

Performance Measures

Adjusted EBITDA
Adjusted EPS
Average Working Capital
Overall ESG Scorecard

For detailed information regarding each of the foregoing performance measures in our compensation program, see the “Compensation Discussion and Analysis” section of this Proxy Statement.

| ANNUAL MEETING NOTICE AND PROXY STATEMENT 2023 |	69

General Information About the Annual Meeting

What is the purpose of the Annual Meeting?

At the Annual Meeting, stockholders will vote upon the matters outlined in this Proxy Statement.

Why are these materials being made available to me?

The Board made this Proxy Statement and the accompanying proxy card available to you because it is soliciting your proxy to vote your shares at the Annual Meeting. As a stockholder, you are invited to attend the Annual Meeting and are entitled to vote on the items of business described in this Proxy Statement.

Why did I receive a one-page Notice in the mail regarding the Internet availability of proxy materials instead of a full set of proxy materials?

As permitted by SEC rules, the Board is making this Proxy Statement and the Annual Report available to stockholders electronically via the Internet. On or about March 22, 2023, the Company first mailed to stockholders a notice containing instructions on how to access this Proxy Statement and the Annual Report and how to vote by mail, telephone or Internet (the “Notice”). If you received a Notice by mail, you will not receive a printed copy of the proxy materials in the mail unless you request a copy. If you would like to receive a paper copy of the proxy materials, at no charge, please write to Univar Solutions Inc., c/o Investor Relations, 3075 Highland Parkway, Suite 200, Downers Grove, Illinois 60515. We encourage you to take advantage of the availability of the proxy materials on the Internet in order to help lower the costs of delivery and reduce the Company’s environmental impact.

What is the format for the Annual Meeting?

Given that a virtual meeting (i) enables stockholders to attend and participate from any location around the world, (ii) provides cost savings to the Company and our stockholders, and (iii) reduces the environmental impact of the meeting, the Company will hold the Annual Meeting in a virtual format through a live webcast.

How do I participate in the Annual Meeting?

Only stockholders of record and beneficial owners of shares of our common stock as of March 7, 2023 (or their duly appointed proxies) and who register for the meeting are entitled to attend the meeting. To participate in the Annual Meeting, you must register using the control number found on your proxy card, voting instruction form or notice you previously received (“control number”), at www.proxydocs.com/UNVR. If you are a beneficial owner of shares held in the name of a broker, bank, or other nominee, you will also need to provide the registered name on your account and the name of your broker, bank or other nominee as part of the registration process. Upon completing your registration, you will receive further instructions by email, including unique links that will allow you to access the Annual Meeting and vote online during the Annual Meeting, as well as to submit questions prior to and during the Annual Meeting. If you plan to attend the Annual Meeting, we encourage you to register for the meeting and access the virtual platform prior to the start time of the meeting to allow time to log in and test your device’s audio system. You may begin to log into the virtual platform beginning at 8:15 a.m. Central Time on May 4, 2023.

The virtual Annual Meeting platform is fully supported across browsers (Internet Explorer, Firefox, Chrome and Safari) and devices (desktops, laptops, tablets and cell phones) running the most updated version of applicable software and plugins. Stockholders should ensure that they have a strong internet connection if they intend to attend and participate in the Annual Meeting. Attendees should allow sufficient time to access the meeting and ensure that they can hear streaming audio prior to the start of the Annual Meeting.

If you encounter any difficulties accessing the Annual Meeting, please call the technical support number that will be provided in the email that you receive upon completing your registration for assistance. Technical support will be available beginning approximately 30 minutes prior to the start of the Annual Meeting through its conclusion.

Additional information regarding the ability of stockholders to ask questions during the Annual Meeting, related rules of conduct and other materials for the 2023 Annual Meeting will be available during the Annual Meeting at www.proxydocs.com/UNVR.

May I ask questions during the Annual Meeting?

The virtual format for the Annual Meeting allows stockholders to communicate with us during the Annual Meeting so they can ask questions of our management and Board, as appropriate. Stockholders may submit questions prior to and during the Annual Meeting. If you wish to submit a question prior to the Annual Meeting, you may do so by logging in to www.proxydocs.com/UNVR and entering your control number. Once past the login screen, click on “Question for Management,” type in your question and click “Submit.” If you wish to submit a question during the Annual Meeting, you may do so by typing your question into the “Ask a Question” field and clicking “Submit.” Questions pertinent to the Annual Meeting that comply with the meeting rules of conduct will be answered during the Annual Meeting, subject to time constraints.

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General Information About the Meeting

Who may vote at the Annual Meeting?

You may vote during the Annual Meeting if you were the holder of record of Company common stock as of the close of business on the record date, March 7, 2023. Each share of Univar Solutions common stock is entitled to one vote. As of March 7, 2023, Univar Solutions had 157,594,910 shares of common stock outstanding.

If your shares are registered directly in your name with the Company’s transfer agent, EQ Shareowner Services, you are considered a stockholder of record with respect to these shares. Some stockholders hold shares of the Company’s common stock through a bank, broker, or other nominee, and are often said to hold these shares in “street name.” These stockholders are considered “beneficial owners” of those shares. If you held shares of the Company’s common stock as a beneficial owner in “street name” at the close of business on March 7, 2023, (i) you will receive separate instructions from your bank, broker, or other nominee describing how to vote your shares; and (ii) if you want to vote during the virtual meeting, you must obtain a legal proxy from your bank, broker, or other nominee (“Legal Proxy”) and also register at www.proxydocs.com/UNVR (you will need the unique control number which appears on the instructions that accompanied the notice of internet availability or the proxy materials that you received). You may be required to submit a copy of your Legal Proxy and should follow the instructions provided in the email that you receive upon completing your registration.

What am I voting on?

You will be voting on the following items of business at the Annual Meeting:

•	the election of the 10 director nominees named in this Proxy Statement;
•	a non-binding advisory vote to approve the compensation of the Company’s named executive officers described in this Proxy Statement;
•	the ratification of the Audit Committee’s selection of Ernst & Young as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023.

The Company will also consider other business that properly comes before the meeting.

How does the Board recommend that I vote?

The Board unanimously recommends that you vote your shares “FOR” each of the nominees named in this Proxy Statement for election to the Board, “FOR” the non-binding advisory vote to approve the compensation of the Company’s named executive officers, and “FOR” the ratification of Ernst & Young as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023.

How do I vote before the Annual Meeting?

There are three ways to vote before the meeting if you are a record holder (you do not hold your shares through a bank or broker):

•	by Internet—if you have Internet access, the Board encourages you to vote at www.proxypush.com/UNVR by following instructions on the Notice or proxy card;
•	by telephone—as instructed on the Notice or proxy cards, by making a toll-free telephone call from the U.S. or Canada to 1 (866) 895-6933; or
•	by mail—if you received your proxy materials by mail, you can vote by completing, signing and returning the enclosed proxy card in the postage-paid envelope provided.

If your shares are held in the name of a broker, bank, or other nominee (that is, your shares are held in “street name”), (i) you will receive separate instructions from your bank, broker or other nominee describing how to vote your shares; and (ii) if you want to vote during the virtual meeting, you must obtain a Legal Proxy and also register at www.proxydocs.com/UNVR (you will need the unique control number which appears on the instructions that accompanied the notice of internet availability or the proxy materials that you received). You may be required to submit a copy of your Legal Proxy and should follow the instructions provided in the email that you receive upon completing your registration.

May I vote confidentially?

Your proxy will not be available for examination, nor will your vote be disclosed prior to the tabulation of the final vote at the Annual Meeting except to meet applicable legal requirements, to allow the independent election inspectors to count and certify the results of the vote and, where there is a proxy solicitation in opposition to the Board, based upon an opposition proxy statement filed with the SEC. The independent election inspector may at any time inform the Company whether or not a stockholder has voted.

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General Information About the Meeting

Will I have any rights of appraisal or similar rights of dissenters?

You will not have any rights of appraisal or similar rights of dissenters with respect to the matters to be acted upon at the Annual Meeting, regardless of whether you vote for or against the proposals.

Can I change my mind after I vote?

You may change your vote at any time before the polls close at the Annual Meeting. You may do this by:

•	signing another proxy card with a later date and returning it to the Company prior to the Annual Meeting;
•	assuming you have registered and are a record holder, attending the Annual Meeting and voting in that forum; or
•	voting again by telephone or the Internet prior to the start of the Annual Meeting.

Your attendance at the Annual Meeting will not have the effect of revoking a proxy unless you notify the Secretary of the Company in writing before the polls close that you wish to revoke a previous proxy.

If your shares are held in the name of a broker, bank or other nominee, you should follow the voting instructions you receive from the holder of record to revoke your proxy or change your vote or, if you have obtained a Legal Proxy, by attending the Annual Meeting and voting in person virtually.

Who conducts the proxy solicitation and how much will it cost?

The Company is asking for your proxy for the Annual Meeting and will pay all the costs of asking for stockholder proxies. As of the date of this Proxy Statement, the Company has not hired a proxy solicitor. The Company can use directors, officers and regular employees of the Company to ask for proxies. These employees do not receive additional compensation for these services. The Company may reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding solicitation material to the beneficial owners of the Company’s common stock.

Who will count the votes?

Representatives of Mediant Communications Inc. will count the votes and will serve as the independent inspector of election.

What if I return my proxy card but do not provide voting instructions?

If you provide specific voting instructions, your shares will be voted as you instruct. If you sign and return a proxy card but do not specify how your shares are to be voted, the persons named as proxies on the proxy card will vote your shares in accordance with the Board’s recommendations.

What does it mean if I receive more than one proxy card?

It means that you have multiple accounts with brokers and/or the Company’s transfer agent. Please vote all of these shares. Please also contact your broker or the Company’s transfer agent to consolidate as many accounts as possible under the same name and address. The transfer agent is EQ Shareowner Services, which may be contacted at http://www.shareowneronline.com.

Will my shares be voted if I do not provide my proxy?

Your shares may be voted if they are held in the name of a brokerage firm, even if you do not provide the brokerage firm with voting instructions. Brokerage firms have the authority under the rules of the NYSE to cast votes on certain “routine” matters if they do not receive instructions from their customers. Pursuant to NYSE rules, Proposals 1 and 2 are not considered routine matters. However, the Board believes the proposal to ratify the selection of Ernst & Young as the Company’s independent registered public accounting firm for fiscal year 2023, Proposal 3, is considered a routine matter for which brokerage firms may vote for shares on which they do not receive stockholder instructions. When a proposal is not a routine matter and the brokerage firm has not received voting instructions from the beneficial owner of the shares with respect to that proposal, the brokerage firm cannot vote the shares on that proposal. This is called a “broker non-vote.”

How many votes must be present to hold the meeting?

In order for the Company to conduct its Annual Meeting, a majority of the issued and outstanding shares of Univar Solutions common stock, as of March 7, 2023, must be present in person or represented by proxy at the meeting. This is referred to as a quorum. Abstentions and broker non-votes will be counted for purposes of establishing a quorum at the meeting. Your shares are counted as present at the meeting if you attend the meeting and vote in person or if you properly return a proxy by Internet, telephone or mail.

How many votes are needed to elect directors?

Proposal 1 requests election of directors. The 10 nominees receiving the highest number of “FOR” votes will be elected as directors. This number is called a plurality.

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General Information About the Meeting

You may vote “FOR” or “WITHHOLD” for each nominee. Unless you mark “WITHHOLD” from a particular nominee, your proxy will be voted “FOR” each of the director nominees named in this Proxy Statement. Proxies cannot be voted for a greater number of persons than the 10 nominees named in this Proxy Statement.

How many votes are needed to approve the say-on-pay vote?

The Board is seeking stockholder input through the vote on Proposal 2 regarding the compensation of the Company’s named executive officers as disclosed in this Proxy Statement; this vote is non-binding. In order to be approved, this advisory proposal must receive the “FOR” vote of a majority of the shares present in person or represented by proxy and entitled to vote at the meeting. Abstentions will be counted as shares present and entitled to vote at the meeting. Accordingly, abstentions will have the same effect as a vote “AGAINST” the proposal. Broker non-votes will not be counted as shares present and entitled to vote with respect to the proposal on which the broker has not voted. Accordingly, broker non-votes will not affect the outcome of this proposal.

If stockholders do not approve the say-on-pay vote, by majority vote, the Compensation Committee and the Board will review the results of the vote and will consider the outcome of the vote in making future executive compensation determinations.

How many votes are needed to ratify the appointment of Ernst & Young as the Company’s independent registered public accounting firm for 2023?

Ratification of Proposal 3 regarding the appointment of Ernst & Young as the Company’s independent registered public accounting firm for 2023 requires the “FOR” vote of a majority of the shares present in person or represented by proxy and entitled to vote at the meeting. Abstentions will be counted as shares present and entitled to vote at the meeting. Accordingly, abstentions will have the same effect as a vote “AGAINST” the proposal.

What if other matters are presented for consideration at the Annual Meeting?

As of the date of this Proxy Statement, management knows of no matters that will be presented for consideration at the meeting other than those matters discussed in this Proxy Statement. If any other matters properly come before the meeting and call for a vote of stockholders, validly executed proxies in the enclosed form returned to the Company will be voted in accordance with the recommendation of the Board, or, in the absence of such a recommendation, in accordance with the judgment of the proxy holders.

What is the Board member Annual Meeting attendance policy?

Each continuing Board member is expected to attend the Annual Meeting. All of the continuing Board members attended last year’s annual meeting.

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Additional Information

Additional Information

What is “householding” of proxy materials?

The SEC has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for stockholders and cost savings for companies. The Company and some brokers household proxy materials, delivering a single proxy statement to multiple stockholders sharing an address, unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker or the Company that they or the Company will be sending householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement, or if you are receiving multiple copies of the proxy statement and wish to receive only one, please notify your broker if your shares are held in a brokerage account or the Company if you hold registered shares. You can notify the Company by sending a request to Univar Solutions Inc., Investor Relations, 3075 Highland Parkway, Suite 200, Downers Grove, Illinois, 60515 or by calling 1-844-632-1060, and the Company will promptly deliver to you a separate copy of the proxy statement.

May I propose actions for consideration at next year’s Annual Meeting of stockholders?

Under the rules of the SEC, stockholders who intend to present proposals for consideration at the 2024 Annual Meeting, and who wish to have their proposals included in Univar Solutions’ proxy statement for that meeting, must be certain that their proposals are received at the Company’s principal executive offices in Downers Grove, Illinois on or before November 23, 2023, which date is 120 calendar days before the anniversary of the date on which this Proxy Statement was first distributed to our stockholders. However, if the date of the Annual Meeting is moved by more than 30 days prior to, or more than 30 days after, May 4, 2023, then the deadline for inclusion in the proxy for the 2024 Annual Meeting will instead be a reasonable time before the Company begins to print and mail its proxy materials.

Any stockholder who desires to submit a proposal of business, including nominations for director, to be considered by stockholders at the 2024 Annual Meeting that is not intended to be included in our proxy statement relating to the 2024 Annual Meeting must submit the proposal or nomination in writing to the Secretary, as provided in the Bylaws, not less than 90 and no more than 120 days prior to the first anniversary of the previous year’s Annual Meeting. For the 2024 Annual Meeting, the Secretary of the Company must receive this notice no later than February 4, 2024, and no earlier than January 5, 2024, which dates are 90 days and 120 days, respectively, prior to May 4, 2024, the anniversary of the Annual Meeting; provided, that if the annual meeting is called for a date that is more than 30 days before or 70 days after such anniversary date, then notice by the stockholder to be timely must be delivered not earlier than the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made. A stockholder nominating a director for election must provide the information regarding that nominee in the format required by the Bylaws, and otherwise comply with all applicable requirements in the Bylaws.

Pursuant to the proxy access provision in the Bylaws, eligible stockholders have the ability to nominate and include in our proxy statement director nominee(s), if such nominations are submitted in accordance with the procedures set forth in the Bylaws. Notice must be provided in writing to the Secretary, as provided in the Bylaws, no earlier than 150 calendar days and no later than 120 calendar days before the anniversary of the date that the Company mailed its proxy statement for the previous year’s Annual Meeting. For the 2024 Annual Meeting, the Secretary of the Company must receive this notice no later than November 23, 2023, and no earlier than October 24, 2023, which dates are 120 calendar days and 150 calendar days, respectively, prior to March 22, 2024, the anniversary of the date that the Company mailed its proxy statement for the Annual Meeting; provided, that if the annual meeting is not scheduled to be held on a date that is not within 30 days before or after such anniversary date, then notice by the stockholder to be timely must be delivered not later than the close of business on the date that is 180 days prior to such annual meeting or the 10th day following the day on which public announcement or disclosure of the date of such meeting is first made.

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In addition to satisfying the requirements under our Bylaws, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a‐19 under the Exchange Act (including a statement that such stockholder intends to solicit the holders of shares representing at least 67% of the voting power of the Company’s shares entitled to vote on the election of directors in support of director nominees other than the Company’s nominees), which notice must be postmarked or transmitted electronically to us at our principal executive office no later than 60 calendar days prior to the anniversary date of the immediately preceding annual meeting of stockholders (for the 2024 Annual Meeting, no later than March 5, 2024). However, if the date of the annual meeting is changed by more than 30 calendar days from such anniversary, then notice must be provided by the later of 60 calendar days prior to the date of the annual meeting or the 10th calendar day following the day on which public announcement of the date of the annual meeting is first made by us.

Proposals should be sent to: Secretary, Univar Solutions Inc., 3075 Highland Parkway, Suite 200, Downers Grove, Illinois 60515. You may contact the Secretary at the address mentioned above for a copy of the relevant Bylaw provisions regarding the requirements for making stockholder proposals.

All proposals must also comply with the applicable requirements of the federal securities laws and the Bylaws in order to be included in the proxy statement and proxy card for the 2024 Annual Meeting.

 orations should provide full name of corporation and title of authorized officer signing the Proxy/Vote Signature (and Title if applicable)  Date Signature (if held jointly) Date

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Additional Information

UnivarSolutions Growing Together univarsolutions.com © 2023 Univar Solutions Inc. All rights reserved. Univar, the collaboration insignia, and other identified trademarks are the property of Univar Solutions Inc. or affiliated companies. All other trademarks not owned by Univar Solutions Inc. or affiliated companies that appear in this material are the property of their respective owners. 3336-23-CORP

Univar Solutions Inc.

Annual Meeting of Stockholders

Please make your marks like this: ☒

THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE:

FOR ON PROPOSALS 1, 2 AND 3

	PROPOSAL	YOUR VOTE			BOARD OF DIRECTORS RECOMMENDS
1.	Election of 10 directors, each to serve for a term of one year.				
		FOR	WITHHOLD		
	1.01 Joan A. Braca	☐	☐		FOR
	1.02 Mark J. Byrne	☐	☐		FOR
	1.03 Daniel P. Doheny	☐	☐		FOR
	1.04 Rhonda Germany	☐	☐		FOR
	1.05 David C. Jukes	☐	☐		FOR
	1.06 Varun Laroyia	☐	☐		FOR
	1.07 Stephen D. Newlin	☐	☐		FOR
	1.08 Christopher D. Pappas	☐	☐		FOR
	1.09 Kerry J. Preete	☐	☐		FOR
	1.10 Robert L. Wood	☐	☐		FOR
		FOR	AGAINST	ABSTAIN	
2.	Non-binding advisory vote to approve the compensation of the Company's named executive officers.	☐	☐	☐	FOR
3.	Ratification of Ernst & Young LLP as the Company's independent registered public accounting firm for 2023.	☐	☐	☐	FOR

Authorized Signatures - Must be completed for your instructions to be executed.

Please sign exactly as your name(s) appears on your account. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy/Vote Form.

LOGO P.O. BOX 8016, CARY, NC 27512-9903 YOUR VOTE IS IMPORTANT! PLEASE VOTE BY INTERNET Go To: www.proxypush.com/UNVR Cast your vote online Have your Proxy Card ready

Follow the simple instructions to record your vote PHONE Call 1-866-895-6933 Use any touch-tone telephone Have your Proxy Card ready Follow the simple recorded instructions MAIL Mark, sign and date your Proxy Card Fold and return your Proxy Card in the postage-paid envelope provided Univar Solutions Inc. Annual Meeting of Stockholders For Stockholders of record as of March 08, 2022 TIME: Thursday, May 5, 2022 8:30 AM, Central Time PLACE:Annual Meeting to be held virtually - please visit www.proxydocs.com/UNVR for more details and to register in advance This proxy is being solicited on behalf of the Board of Directors The undersigned hereby appoints Noelle J. Perkins and Nicholas W. Alexos, and each or either of them, as the true and lawful proxies of the undersigned, with full power of substitution and revocation, and authorizes them, and each of them, to vote all the shares of common stock of Univar Solutions Inc. which the undersigned is entitled to vote at said meeting and any adjournment thereof upon the matters specified and upon such other matters as may be properly brought before the meeting or any adjournment thereof, conferring authority upon such true and lawful proxies to vote in their discretion on such other matters as may properly come before the meeting and revoking any proxy heretofore given. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, SHARES WILL BE VOTED IDENTICAL TO THE BOARD OF DIRECTORS RECOMMENDATION. This proxy, when properly executed, will be voted in the manner directed herein. In their discretion, the named proxies are authorized to vote upon such other matters that may properly come before the meeting or any adjournment or postponement thereof. You are encouraged to specify your choice by marking the appropriate box (SEE REVERSE SIDE) but you need not mark any box if you wish to vote in accordance with the Board of Directors’ recommendation. The named proxies cannot vote your shares unless you sign (on the reverse side) and return this card. PLEASE BE SURE TO SIGN AND DATE THIS PROXY CARD AND MARK ON THE REVERSE SIDE

) Date